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                                                                   EXHIBIT 10.29

BANC OF AMERICA LEASING & CAPITAL, LLC

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                                                          MASTER LEASE AGREEMENT

    THIS MASTER LEASE AGREEMENT (this "Lease") is made as of the 30th day of September, 2002, by and between BANC OF AMERICA LEASING & CAPITAL, LLC, its successors and assigns ("Lessor"), and CARAUSTAR INDUSTRIES, INC., its successors and permitted assigns ("Lessee"). Lessee may cause one or more of its wholly-owned subsidiaries to execute an Equipment Schedule pursuant hereto (collectively, the "Equipment Schedule"). Each Equipment Schedule shall incorporate by reference the terms and conditions of this Lease. Each Equipment Schedule, incorporating by reference the terms and conditions of this Lease, shall constitute a separate instrument of lease between Lessee and its subsidiary executing such Equipment Schedule, jointly and severally, and Lessor.

        The parties agree that Lessee and/or its subsidiary executing the Equipment Schedule shall lease from Lessor the property (the "Equipment") described in such Equipment Schedule, subject to the terms set forth herein, in the Riders annexed hereto and in the Equipment Schedule. Certain definitions and construction of certain of the terms used herein are provided in Section 20 hereof.

    1. TERM. The term of lease with respect to any item of the Equipment shall consist of the term set forth in the Equipment Schedule relating thereto; provided, however, that this Lease shall be effective from and after the date of execution hereof.

    2. RENT. Lessee shall pay Lessor the rental installments in the aggregate amounts specified in the Equipment Schedule, without prior notice or demand, and all other amounts payable pursuant to this Lease (such installments and other amounts, the "Rent"). Each Equipment Schedule constitutes a non-cancelable net lease, and Lessee's obligation to pay Rent, and otherwise to perform its obligations under this Lease, each such Equipment Schedule, each Purchase Order Assignment and Novation and all of the other documents and agreements executed in connection herewith (collectively, the "Lease Documents"), are and shall be absolute and unconditional and shall not be affected by any right of setoff, counterclaim, recoupment, deduction, defense or other right which Lessee may have against Lessor, the manufacturer or vendor of the Equipment (the "Suppliers"), or anyone else, for any reason whatsoever. Rental installments are payable as and when specified in the Equipment Schedule by mailing the same to Lessor at its address specified pursuant to this Lease, or by such other method as may from time to time be directed by Lessor or its assignee in writing; and payments of Rent shall be effective upon receipt. Timeliness of Lessee's payment and its other performance under the Lease Documents is of the essence. If any Rent is not paid within five (5) days of the due date, Lessor may collect, and Lessee agrees to pay, a charge (the "Late Charge") calculated as the product of the late charge rate specified in the Equipment Schedule (the "Late Charge Rate") and the amount in arrears for the period such amount remains unpaid after the original due date.

    3. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. (b) The execution, delivery and performance of the Lease Documents: (1) have been duly authorized by all necessary corporate action on the part of Lessee; (2) do not require the approval of any stockholder, trustee or holder of any obligations of Lessee except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound, in each case under this clause (3) except as would not be reasonably likely to have a Material Adverse Effect. (c) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee, enforceable against Lessee, in accordance with the terms thereof. (d) The bill of sale executed by Jefferson Smurfit Corporation (U.S.) and delivered to Lessor in connection with the execution of the initial Equipment Schedule hereunder (the "Smurfit Bill of Sale") has been duly authorized, executed and delivered by Jefferson Smurfit Corporation (U.S.) and transfers to Lessor valid title to the equipment described on the schedule attached thereto free and clear of any and all encumbrances, Liens, charges or defects (other than Liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty). No filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction, or any person, in order to preserve

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to Lessor all the rights transferred by the Smurfit Bill of Sale. (e) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge and to which Lessee is a party, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect. As used herein, "Material Adverse Effect" shall mean (1) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Lessee, or
(2) a material impairment of the ability of Lessee to perform its obligations under or to remain in compliance with the Lease Documents. Further, Lessee is not in default under any obligation for borrowed money, for the deferred purchase price of property or any lease agreement which, either individually or in the aggregate, would have the same such effect. (f) Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures. The Equipment is removable from the premises at which the Equipment is located. (g) The audited consolidated balance sheet of Lessee and its subsidiaries as of December 31, 2001, and the related statements of income and cash flows for the fiscal year then ended, and the unaudited consolidated balance sheet of Lessee and its subsidiaries as of June 30, 2002, and the related statements of income and cash flows for the six-month period then ended (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP") (subject, with respect to the unaudited financial statements, to the absence of notes required by GAAP and to normal year-end adjustments), and fairly present in all material respects Lessee's consolidated financial condition and the consolidated results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations. (h) The name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number specified below the signature of Lessee are true and correct, and the address stated below the signature of Lessee is the chief place of business and chief executive office of Lessee.

    4. COVENANTS. Lessee covenants and agrees as follows: (a) Lessee will furnish Lessor (1) within one hundred twenty (120) days after the end of each fiscal year of Lessee, a consolidated balance sheet of Lessee as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flows of Lessee for such fiscal year, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Lessee and reasonably acceptable to Lessor; (2) within sixty (60) days after the end of each quarter, a consolidated balance sheet of Lessee as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flows of Lessee for such quarter, prepared in accordance with GAAP (subject to the absence of notes required by GAAP and to normal year-end adjustments); (3) as and when delivered pursuant to the Credit Agreement (as hereinafter defined), the compliance certificate required to be furnished by Lessee pursuant thereto; and (4) within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Lessee to the Securities and Exchange Commission, if any. (b) Lessee will promptly execute, or otherwise authenticate, and deliver to Lessor such further documents, instruments, assurances and other records and take such further action as Lessor from time to time may reasonably request in order to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor under the Lease Documents (including, without limitation, such UCC financing statements as reasonably may be required by Lessor in connection with any relocation of the Equipment in accordance with the terms hereof). (c) Lessee shall provide written notice to Lessor: (1) not less than thirty (30) days prior to any contemplated change in the name, the jurisdiction of organization, or address of the chief executive office, of Lessee; (2) promptly upon the occurrence of any Event of Default (as hereinafter defined) or event which, with the lapse of time or the giving of notice, or both, would become an Event of Default (a "Default"); and
(3) promptly upon Lessee becoming aware of any alleged material violation of applicable law relating to the Equipment or this Lease. (d) If at any time Lessee is in default under the premises lease with respect to the premises at which any of the Equipment is located, and as a consequence thereof the landlord with respect to such premises accelerates the premises lease and exercises its remedies thereunder, Lessee shall: (1) provide to Lessor written notice thereof within ten (10) Business Days; and (2) within sixty (60) days, Lessee (at its expense) shall remove the Equipment from that premises to another location which is owned by Lessee or which is leased by Lessee pursuant to a premises lease which is not then in default, and shall provide to Lessor written notice of the completion of such relocation, identifying the new location, together (to the extent not previously furnished to Lessor) with a real property waiver with respect to such new location (in form and substance reasonably satisfactory to Lessor).

    5. CONDITIONS PRECEDENT. Lessor's obligations under the initial Equipment Schedule, including its obligation to purchase and lease the Equipment to be leased thereunder, are conditioned upon Lessor having received the Smurfit Bill of Sale, in form and substance satisfactory to Lessor. Lessor's obligations under the initial and any subsequent Equipment Schedule, including its obligation to purchase and lease any Equipment to be leased thereunder, are conditioned upon Lessor's determination that all of the following have been satisfied: (a) Lessor having received the following, in form and substance satisfactory to Lessor: (1) evidence as to due compliance with the insurance provisions


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hereof; (2) UCC financing statements and all other filings and recordings as required by Lessor; (3) a certificate of Lessee's Secretary certifying: (i) resolutions of Lessee's Board of Directors duly authorizing the leasing of the Equipment hereunder and the execution, delivery and performance of the Lease Documents, and (ii) the incumbency and signature of the officers of Lessee authorized to execute such documents; (4) the only manually executed original of the Equipment Schedule and a manually executed original of all other Lease Documents; (5) all purchase documents pertaining to the Equipment (collectively, the "Supply Contract"); (6) an opinion of counsel for Lessee as to each of the matters set forth in sub-parts (a) through (c) and (e) of Section 3 hereof; (7) such other documents, agreements, instruments, certificates, opinions and assurances, as Lessor reasonably may require; and (8) an appraisal with respect to the Equipment in form and substance, and by an appraiser, satisfactory to Lessor. (b) All representations and warranties provided in favor of Lessor in any of the Lease Documents shall be true and correct on the effective date of such Equipment Schedule with the same effect as though made as of such date (Lessee's execution and delivery of the Equipment Schedule shall constitute an acknowledgment of the same), except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such date.
(c) There shall be no Default or Event of Default under the Equipment Schedule or any other Lease Documents. The Equipment shall have been delivered to and accepted by Lessee, and shall be in the condition and repair required hereby; and on the effective date of the Equipment Schedule, Lessor shall have received good title to the Equipment to be leased thereunder, free and clear of any Lien or encumbrance of any kind other than Permitted Liens.

    6. DELIVERY; INSPECTION AND ACCEPTANCE BY LESSEE. Upon delivery, Lessee shall inspect and, to the extent the Equipment conforms to the condition required by the applicable Supply Contract, accept the Equipment and shall execute and deliver to Lessor an Equipment Schedule containing a complete description of the item of Equipment accepted; whereupon, as between Lessor and Lessee, the same shall be deemed to have been finally accepted by Lessee pursuant to this Lease. All expenses incurred in connection with Lessor's purchase of the Equipment (including shipment, delivery and installation) shall be the responsibility of Lessee and shall be paid upon demand. If Lessee shall, for reasonable cause, refuse to accept delivery of any item of the Equipment, Lessee will be assigned all rights and shall assume all obligations as purchaser of the Equipment.

    7. USE AND MAINTENANCE. (a) Lessee shall: (1) use the Equipment solely in the Continental United States and in the conduct of its business, for the purpose for which the Equipment was designed, and shall not permanently discontinue use of the Equipment; (2) operate, maintain, service and repair the Equipment, and maintain all records and other materials relating thereto, (i) in all material respects in accordance and consistent with (A) the Supplier's recommendations and all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the Supplier or service provider, (B) the requirements of all applicable insurance policies, (C) the Supply Contract, so as to preserve all of Lessee's and Lessor's rights thereunder, including all rights to any warranties, indemnities or other rights or remedies, (D) all applicable laws, and (E) the prudent practice of other similar companies in the same business as Lessee, but in any event, to no lesser standard than that employed by Lessee for comparable equipment owned or leased by it; (ii) without limiting the foregoing, so as to cause the Equipment to be in good repair and operating condition and in at least the same condition as when delivered to Lessee hereunder, except for ordinary wear and tear resulting despite Lessee's full compliance with the terms hereof; and (iii) shall not discriminate against the Equipment with respect to scheduling of maintenance, parts or service; (3) provide written notice to Lessor not less than thirty (30) days after any change of the location of any Equipment (or the location of the principal garage of any Equipment, to the extent that such Equipment is mobile equipment) as specified in the Equipment Schedule; and (4) not attach or incorporate the Equipment to or in any other item of equipment in such a manner that the Equipment may be deemed to have become an accession to or a part of such other item of equipment. (b) Within a reasonable time, Lessee will replace any parts of the Equipment which become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, by new or reconditioned replacement parts which are free and clear of all liens, encumbrances or rights of others (other than Permitted Liens) and have a value, utility and remaining useful life at least equal to the parts replaced. Any modification or addition to the Equipment which is required by applicable law shall be made by Lessee, at its expense. Title to all parts, improvements and additions to the Equipment immediately shall vest in Lessor, without cost or expense to Lessor or any further action by any other person, and such parts, improvements and additions shall be deemed incorporated in the Equipment and subject to the terms of this Lease as if originally leased hereunder, if such parts are required by law or are otherwise essential to the operation of the Equipment or cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value, utility and remaining useful life which the Equipment would have had without the addition thereof. Lessee shall not make any material alterations to the Equipment without the prior written consent of Lessor. (c) Upon forty-eight (48) hours' notice, Lessee shall afford Lessor access to the premises where the Equipment is located for the purpose of inspecting such Equipment and all applicable maintenance or other records at any reasonable time during normal business hours and at Lessor's expense, and so long


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as such access does not unreasonably interfere with Lessee's business operations; provided, however, if a Default or Event of Default shall have occurred and then be continuing, no notice of any inspection by Lessor shall be required and any such inspection shall be at Lessee's expense. If any discrepancies are found as they pertain to the general condition of the Equipment, Lessor will communicate these discrepancies to Lessee in writing. Lessee shall then have thirty (30) days (or such longer period as may be reasonably necessary if rectification of such discrepancies cannot reasonably be accomplished within such 30-day period and Lessee is attempting to rectify the discrepancies diligently and in good faith) to rectify these discrepancies at its sole expense. Lessee shall pay all expenses of a re-inspection by Lessor's appointed representative, if corrective measures were required.

    8. DISCLAIMER OF WARRANTIES. LESSOR IS NOT A SELLER, SUPPLIER OR MANUFACTURER (AS SUCH TERMS ARE DEFINED OR USED, AS THE CASE MAY BE, IN THE
UCC), OR DEALER, NOR A SELLER'S OR A DEALER'S AGENT. THE EQUIPMENT IS LEASED HEREUNDER "AS IS", AND LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS LIABILITY FOR, AND LESSEE HEREBY WAIVES ALL RIGHTS AGAINST LESSOR RELATING TO, ANY AND ALL WARRANTIES, REPRESENTATIONS OR OBLIGATIONS OF ANY KIND WITH RESPECT TO THE EQUIPMENT, EITHER EXPRESS OR IMPLIED, ARISING BY APPLICABLE LAW OR OTHERWISE, INCLUDING ANY OF THE SAME RELATING TO OR ARISING IN OR UNDER (a) MERCHANTABILITY OR FITNESS FOR PARTICULAR USE OR PURPOSE, (b) COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE, OR (c) TORT (WHETHER OR NOT ARISING FROM THE ACTUAL, IMPLIED OR IMPUTED NEGLIGENCE OF LESSOR OR STRICT LIABILITY) OR THE UCC (INCLUDING ARTICLE 2A, AS HEREINAFTER DEFINED) OR OTHER APPLICABLE LAW WITH RESPECT TO THE EQUIPMENT, INCLUDING ITS TITLE OR FREEDOM FROM LIENS, FREEDOM FROM TRADEMARK, PATENT OR COPYRIGHT INFRINGEMENT, FREEDOM FROM LATENT DEFECTS (WHETHER OR NOT DISCOVERABLE), CONDITION, MANUFACTURE, DESIGN, SERVICING OR COMPLIANCE WITH APPLICABLE LAW; it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee; and Lessor's agreement to enter into this Lease and any Equipment Schedule is in reliance upon the freedom from and complete negation of liability or responsibility for the matters waived and disclaimed herein. Lessor is not responsible for any direct, indirect, incidental or consequential damage to or losses resulting from the installation, operation or use of the Equipment or any products manufactured thereby. All assignable warranties made by the Supplier to Lessor are hereby assigned to Lessee for and during the term of this Lease and Lessee agrees to resolve all such claims directly with the Supplier. Lessor fully shall cooperate with Lessee with respect to the resolution of such claims, in good faith and by appropriate proceedings at Lessee's expense. Any such claim shall not affect in any manner the unconditional obligation of Lessee to make Rent payments hereunder.

    9. FEES AND TAXES. (a) To the extent permitted by law, Lessee shall file any necessary report and return for, shall pay promptly when due, shall otherwise be liable to reimburse Lessor (on an after-tax basis) for, and agrees to indemnify and hold Lessor harmless from: (i) all titling, recordation, documentary stamp and other fees; and (ii) taxes, assessments and all other charges or withholdings of any nature (together with any penalties, fines or interest thereon); arising at any time upon or relating to the Equipment or this Lease or the delivery, acquisition, ownership, use, operation or leasing or sale of the Equipment, or upon the rent, whether the same be assessed to Lessor or Lessee (any of the foregoing, an "Imposition"). Notwithstanding the foregoing or any other provision herein or in any of the other Lease Documents, Lessee shall have no obligation with respect to any Imposition of a type described in any of the following clauses, and for purposes of subsection (b) below the term "Imposition" shall not include any of the following: (i) any Imposition for taxes (other than for sales, use, property, transfer, recording or similar taxes) on, based on or measured by gross or net receipts or gross or net income (including, without limitation, minimum taxes, tax preference items and alternative minimum taxes), capital or net worth or capital stock or that are franchise taxes or excise taxes or that are excess profits taxes, accumulated earnings taxes or capital gains taxes, (ii) any Imposition as a result of any sale, assignment or other disposition by Lessor or any assignee of any Equipment or any interest under the Lease Documents (other than as a result of the exercise of remedies during the continuance of an Event of Default), (iii) any Imposition arising as a result of the gross negligence or willful misconduct of Lessor or any assignee or the material breach by Lessor or any assignee of any representation, warranty, covenant or agreement contained in this Lease or any of the other Lease Documents, (iv) any Imposition with respect to any Equipment solely to the extent related to any period after the termination of the Lease term for such Equipment (provided that this clause (iv) shall not apply to any Imposition resulting from Lessee's failure to return the Equipment in accordance with the terms hereof of resulting from any payment by or on behalf of Lessee made after such termination), or (v) any Imposition resulting from the existence of Liens or other encumbrances arising by, through or under Lessor or any assignee. (b) If any report, return or property listing, or any Imposition is, by law, required to be filed by, assessed or billed to, or paid by, Lessor, Lessee at its own expense will do all things required to be done by Lessor (to the extent permitted by law) in connection therewith and is hereby authorized by Lessor to act on behalf of Lessor in all respects, including the contest or protest, in good faith and by appropriate proceedings, of the validity of any Imposition, or the amount thereof. Lessor agrees fully to cooperate with Lessee in any such contest, and Lessee agrees


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promptly to indemnify Lessor for all reasonable expenses incurred by Lessor in the course of such cooperation. An Imposition or Claim (as hereinafter defined) therefor shall be paid, subject to refund proceedings, if failure to pay would adversely affect the title or rights of Lessor. If Lessor obtains a refund of any Imposition which has been paid (by Lessee, or by Lessor and for which Lessor has been reimbursed by Lessee), Lessor shall promptly pay to Lessee the amount of such refund to the extent actually received. If a Default or Event of Default has occurred and is continuing, if Lessor obtains a refund of any Imposition which has been paid (by Lessee, or by Lessor and for which Lessor has been reimbursed by Lessee), Lessor shall promptly apply the net amount of such refund to Lessee's obligations under this Lease and, to the extent of any excess, will promptly pay to Lessee the amount of any excess in accordance with the terms and conditions of this Lease and, specifically, Section 16 hereof. Lessee will cause all billings of such charges to Lessor to be made to Lessor in care of Lessee and will, in preparing any report or return required by law, show the ownership of the Equipment in Lessor, and shall send a copy of any such report or return to Lessor. If Lessee fails to pay any such charges when due, except any Imposition being contested in good faith and by appropriate proceedings as above provided for a reasonable period of time, Lessor at its option may do so, in which event the amount so paid (including any penalty or interest incurred as a result of Lessee's failure), plus interest thereon at the Late Charge Rate, shall be paid by Lessee to Lessor with the next periodic payment of rent.

    10. INTENT, TITLE AND LIENS. (a) The parties intend and agree that the Equipment shall remain personal property, and that Lessor's title thereto not be impaired, notwithstanding the manner in which it may be affixed to any real property. If requested by Lessor, Lessee shall obtain and deliver to Lessor, from any person having an interest in the property where the Equipment is to be located, waivers of any lien, encumbrance or interest which such person might have or hereafter obtain or claim with respect to the Equipment. (b) It is the express intention of the parties hereto that (1) each Equipment Schedule, incorporating by reference the terms of this Lease, constitutes a true "lease" and a "finance lease" as such terms are defined in the UCC Article 2A - Leases ("Article 2A") and not a sale or retention of a security interest; and (2) title to the Equipment shall at all times remain in Lessor, and Lessee shall acquire no ownership, property, rights, equity, or interest other than a leasehold interest, solely as Lessee subject to the terms and conditions hereof. If, notwithstanding the express intent of the parties, a court of competent jurisdiction determines that any Equipment Schedule is not a true lease, but is rather a sale and extension of credit, a lease intended for security, a loan secured by the Equipment specified in such Equipment Schedule, or other similar arrangement, the parties agree that in such event: (i) (A) in order to secure the prompt payment and performance as and when due of all of Lessee's obligations (both now existing and hereafter arising) hereunder and under each such Equipment Schedule, Lessee shall be deemed to have granted, and it hereby grants, to Lessor a first priority security interest (other than liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty) in the following (whether now existing or hereafter created): the Equipment leased pursuant to such Equipment Schedule and all replacements, substitutions, accessions, and proceeds (cash and non-cash), including the proceeds of all insurance policies, thereof, and (B) Lessee agrees that with respect to the Equipment, in addition to all of the other rights and remedies available to Lessor hereunder upon the occurrence of an Event of Default, Lessor shall have all of the rights and remedies of a first priority secured party under the UCC; and (ii) (A) the principal amount of any such obligation shall be an amount equal to the aggregate Total Invoice Cost of all Equipment, (B) the term of any such obligation shall be the same as the term specified for such Equipment in the related Equipment Schedule, (C) the payments under any such obligation shall be the regular installments of Rent specified in the Equipment Schedule for such Equipment, and (D) any such obligation shall be at an interest rate that is equal to the lesser of the maximum lawful rate permitted by applicable law or the effective interest rate calculated on the basis of the foregoing principal amount, term and payments as if the principal amount were fully amortized over the term of the obligation. For purposes of this sub-part (b), this Lease, the Equipment Schedule, or a photocopy of either thereof may be filed as a financing statement under the UCC. Lessee hereby acknowledges and agrees that, to the extent that Lessor's participation in any purchase and lease of an item or items of Equipment pursuant to this Lease constitutes a financing of Lessee's acquisition of such item or items of Equipment, Lessee's repayment of the amounts of such financing shall apply on a "first-in/first-out" basis so that portions of the amounts of such financing used to purchase such item or items of Equipment shall be deemed repaid in the chronological order of the use of such amounts to purchase the same. (c) Lessee further agrees to maintain the Equipment free from all claims, liens, attachments, rights of others and legal processes ("Liens") of creditors of Lessee or any other persons, other than Liens for fees, taxes, levies, duties or other governmental charges of any kind, Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens arising by operation of law incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger (as determined in Lessor's sole reasonable discretion) of the sale, forfeiture or loss of the Equipment or any interest therein). Lessee will defend, at its own expense, Lessor's title to the Equipment from such claims, Liens or legal processes. Lessee shall also notify Lessor promptly upon receipt of notice of any Lien affecting the Equipment in whole or in part.


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    11. INSURANCE. Lessee shall obtain and maintain all-risk insurance coverage with respect to the Equipment insuring against, among other things: casualty, including loss or damage due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for not less than the full replacement value; and commercial liability, including both bodily injury and property damage with a combined single limit per occurrence of not less than the amount specified in the Equipment Schedule, having a deductible reasonably satisfactory to Lessor. All said insurance shall be in form (including all endorsements required by Lessor) and amount and with companies reasonably satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor as loss payee and Lessee shall utilize its commercially reasonable best efforts to have all checks relating to any such losses delivered promptly to Lessor. Lessor shall be named as an additional insured with respect to all such liability insurance. Lessee shall pay the premiums therefor and deliver to Lessor evidence satisfactory to Lessor of such insurance coverage. Lessee shall cause to be provided to Lessor, prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lessor of renewal or replacement coverage. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that (a) it will give Lessor thirty (30) days' prior written notice of the effective date of any material alteration or cancellation of such policy; and (b) insurance as to the interest of any named additional insured or loss payee other than Lessee shall not be invalidated by any actions, inactions, breach of warranty or conditions or negligence of Lessee or any person other than Lessor with respect to such policy or policies. The proceeds of such insurance payable as a result of loss of or damage to the Equipment shall be applied as required by the provisions of Section 12 hereof.

    12. LOSS AND DAMAGE. Lessee assumes the risk of direct and consequential loss and damage to the Equipment. Except as provided in this Section for discharge upon payment of Stipulated Loss Value, no loss or damage to the Equipment or any part thereof shall release or impair any obligations of Lessee under this Lease. Lessee agrees that Lessor shall not incur any liability to Lessee for any loss of business, loss of profits, expenses, or any other Claims resulting to Lessee by reason of any failure of or delay in delivery or any delay caused by any non-performance, defective performance, or breakdown of the Equipment, nor shall Lessor at any time be responsible for personal injury or the loss or destruction of any other property resulting from the Equipment.

       (a) In the event of loss or damage to any item of Equipment which does not constitute a Total Loss (as hereinafter defined), Lessee shall, at its sole cost and expense, promptly repair and restore such item of the Equipment to the condition required by this Lease. Upon receipt of evidence reasonably satisfactory to Lessor of completion of such repairs, Lessor will apply any insurance proceeds received by Lessor on account of such loss to the cost of repairs.

       (b) Upon the occurrence of the actual or constructive total loss of any item of the Equipment, or the loss, disappearance, theft or destruction of any item of the Equipment or damage to any item of the Equipment to such extent as shall make repair thereof uneconomical or shall render any item of the Equipment permanently unfit for normal use for any reason whatsoever, or the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or taking of use of any item of the Equipment or the imposition of any Lien thereon by any governmental authority (as established to the reasonable satisfaction of Lessor; any such occurrence being herein referred to as a "Total Loss"), during the term of this Lease, Lessee shall give prompt notice thereof to Lessor. On the first date for the payment of rent occurring after the thirtieth (30th) day following the occurrence of such Total Loss, Lessee shall pay to Lessor the Rent due on that date plus the Stipulated Loss Value of the item or items of the Equipment with respect to which the Total Loss has occurred and any other sums due hereunder with respect to that Equipment (less any insurance proceeds or condemnation award actually paid). Upon making such payment, this Lease and the obligation to make future rental payments shall terminate solely with respect to the Equipment or items thereof so paid for and (to the extent applicable) Lessee shall become entitled thereto AS IS WHERE IS without warranty, express or implied, with respect to any matter whatsoever. Lessor shall deliver to Lessee a bill of sale transferring and assigning to Lessee without recourse or warranty, all of Lessor's right, title and interest in and to such Equipment and shall assign to Lessee all of its rights to receive any insurance proceeds or condemnation award payable (and not previously received and applied) in respect of such Total Loss. Upon making such payment, Lessee shall be subrogated to all remaining rights and claims of Lessor against any insurer of such Equipment relating to such Total Loss. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment or any other matters. As used in this Lease, "Stipulated Loss Value" shall mean the product of the Total Invoice Cost (designated on the appropriate Equipment Schedule) of the Equipment and the applicable percentage factor set forth on the Schedule of Stipulated Loss Values attached to the Equipment Schedule. Stipulated Loss Value shall be determined as of the next date on which a payment of Rent is or would be due after a Total Loss or other termination of an Equipment Schedule, after payment of any Rent due on such date, and the applicable percentage factor shall be that which is set forth with respect to such Rent payment. After payment of the final payment of Rent due under the original term of this Lease and during any renewal term thereof, Stipulated Loss Value shall be determined as of the date of termination of such Equipment Schedule (absent any renewal thereof) or, if during a renewal term, on the next date on which a payment of Rent is or would be due after a Total Loss or other termination of such renewal term, after payment of any Rent due on such date, and the applicable percentage factor shall be the last percentage factor set forth on the Schedule of Stipulated Loss Values attached to such Equipment Schedule.

    13. REDELIVERY. Lessee shall provide written notice to Lessor not less than ninety (90) days and not more than one hundred twenty (120) days prior to the expiration of the term of any Equipment Schedule (or of any renewal thereof, if applicable) of Lessee's intent to return the Equipment to Lessor upon the expiration of the term of such Equipment Schedule. Upon the expiration or earlier termination of the term of any Equipment Schedule (or of any renewal thereof, if applicable), Lessee shall, at its own expense, return the Equipment to Lessor within ten (10) days (a) in the same condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use thereof excepted, (b) in such operating condition as is capable of performing its originally intended use, (c) having been used, operated, serviced and repaired in accordance with, and otherwise complying with, Section 7 hereof, and (d) free and clear of all Liens whatsoever (other than (x) liens for taxes, assessments or other governmental charges or statutory obligations that are not delinquent or remain payable without any penalty, or (y) Liens resulting from claims against Lessor not relating to the ownership of such Equipment). Lessee shall return the Equipment by delivering it to such place or places within the Continental United States as Lessor shall specify. In addition to Lessor's other rights and remedies hereunder, if the Equipment is not returned in a timely fashion, or if repairs are necessary to place any items of Equipment in the condition required in this Section, Lessee shall continue to pay to Lessor per diem Rent at the last prevailing lease rate under the applicable Equipment Schedule with respect to such items of Equipment, for the period of delay in redelivery, or for the period of time reasonably necessary to accomplish such repairs together with the cost of such repairs, as applicable. Lessor's acceptance of such Rent on account of such delay or repair does not constitute a renewal of the term of the related Equipment Schedule or a waiver of Lessor's right to prompt return of the Equipment in proper condition.

       IF LESSEE IS REQUIRED TO PROVIDE THE NOTICE PURSUANT TO THE PRECEDING PARAGRAPH, BUT FAILS TO DO SO IN A TIMELY MANNER, THE TERM OF THE APPLICABLE EQUIPMENT SCHEDULE AUTOMATICALLY SHALL BE DEEMED TO HAVE BEEN EXTENDED FOR A PERIOD OF NINETY (90) DAYS, DURING WHICH EXTENSION PERIOD LESSEE SHALL CONTINUE TO PAY TO LESSOR PER DIEM RENT AT THE LAST PREVAILING LEASE RATE UNDER THE APPLICABLE EQUIPMENT SCHEDULE; provided, however that Lessor may elect to terminate such extension at any time upon ten (10) days written notice to Lessee. During such extension period, the terms and conditions of this Lease (including, without limitation, the provisions of this Section 13) shall continue to be applicable. Solely for purposes of Section 12(b) hereof, any such extension shall be deemed a renewal of the term of such Equipment Schedule.

    14. INDEMNITY. (a) General. Lessee assumes and agrees to indemnify, defend and keep harmless Lessor, and any assignee of Lessor's rights, obligations, title or interests under any Equipment Schedule, its agents and employees ("Indemnitees"), from and against any and all Claims, by paying (on an after-tax basis) or otherwise discharging same, when and as such Claims shall become due; provided that the foregoing indemnity shall not extend, as to any such Indemnitee, to any Claim to the extent resulting from or arising out of (or which would not have occurred but for) one or more of the following: (i) any material breach by such Indemnitee of any representation, warranty, covenant or agreement contained in this Lease or any of the other Lease Documents, (ii) the gross negligence or willful misconduct of such Indemnitee, (iii) any sale, assignment or other disposition by such Indemnitee of any Equipment or any interest under the Lease Documents (other than as a result of the exercise of remedies during the continuance of an Event of Default), (iv) any acts or events that occur after the earlier of (A) the return of possession of the applicable Equipment to Lessor or its designee pursuant to and in accordance with the terms of this Lease (except while an Event of Default is continuing) or (B) the termination of the Lease term for such Equipment in accordance with the terms hereof and satisfaction of Lessee's obligations hereunder in connection with such termination, or (v) the existence of Liens or other encumbrances arising by, through or under such Indemnitee. It is the express intention of both Lessor and Lessee that the indemnity provided for in this Section includes the agreement by Lessee to indemnify the Indemnitees from the consequences of such Indemnitees' own simple negligence, whether that negligence is the sole or concurring cause of the Claims, and to further indemnify such Indemnitees with respect to Claims for which the Indemnitees are strictly liable. Lessor shall give Lessee prompt notice of any Claim hereby indemnified against and Lessee shall be entitled to control the defense thereof, so long as no Default or Event of Default has occurred and is then continuing; provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee (which approval shall not be unreasonably withheld or delayed). For the purposes of this Lease, the term "Claims" shall mean all claims, allegations, harms, judgments, good faith settlements entered into, suits, actions, debts, obligations, damages (whether incidental, consequential or direct), demands (for compensation, indemnification, reimbursement or otherwise), losses, penalties, fines, liabilities (including strict liability), charges that Lessor has incurred or for which it is responsible, in the nature of interest, Liens, and costs (including attorneys' reasonable fees and disbursements and any other legal or non-legal expenses of investigation or defense of any Claim, whether or not such Claim is ultimately defeated or enforcing the rights, remedies or indemnities provided for hereunder, or otherwise available at law or equity to Lessor), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, by or against any person, arising on account of (a) any Lease Document, or (b) the Equipment, or any part thereof, including the ordering, acquisition, delivery, installation or rejection of the Equipment, the possession, maintenance, use, condition, ownership or operation of any item of Equipment, and by whomsoever owned, used or operated, during the term of any Equipment Schedule with respect to that item of Equipment, the existence of latent and other defects (whether or not discoverable by Lessor or Lessee), any claim in tort for negligence or strict liability, any Environmental Claim or Environmental Loss (as such terms are defined in Rider No. 1 attached hereto), and any claim for patent, trademark or copyright infringement, or the loss, damage, destruction, removal, return, surrender, sale or other disposition of the Equipment, or any item thereof.

       (b) Tax Indemnity.

           (1) Lessee represents and warrants that: (i) it believes that it is reasonable to estimate that the useful life of the Equipment exceeds the lease term (including any interim and fixed rental renewal periods) by the greater of one (1) year or twenty (20) percent of such estimated useful life, and that said Equipment will have a value at the end of the lease term, including any fixed rate renewal period, of at least twenty (20) percent of the Total Invoice Cost of the Equipment, without including in such value any increase or decrease for inflation or deflation during the original lease term; and (ii) the Equipment is, and will be used by Lessee so as to remain, property eligible for the MACRS Deductions (as defined below).

           (2)(i) If by reason of (x) any act or failure to act of Lessee (including a breach of any covenant of Lessee set forth in Section 4 of this Lease), or (y) the misrepresentation of or breach by Lessee of any of the warranties and representations set forth in Section 3 of the Lease or Section 14(b)(1) hereof, Lessor in computing its taxable income or liability for tax, shall lose, or shall not have, or shall lose the right to claim or there shall be disallowed or recaptured for Federal and/or state income tax purposes, in whole or in part, the benefit of MACRS Deductions; or (ii) Lessor shall become liable for additional tax as a result of Lessee having added an attachment or made an alteration to the Equipment, including (without limitation) any such attachment or alteration which would increase the productivity or capability of the Equipment so as to violate the provisions of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156 (as it may hereafter be modified or superseded); hereinafter referred to as a "Loss"; then Lessee shall pay Lessor the Tax Indemnification Payment as additional rent and Lessor shall revise the Schedule(s) of Stipulated Loss Values to reflect the Loss. As used herein, "MACRS Deductions" shall mean the deductions under Section 167 of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"), determined in accordance with the modified Accelerated Cost Recovery System with respect to the Total Invoice Cost of any item of the Equipment using the accelerated method set forth in Section 168(b)(1) or 168(b)(2) of the Code as in effect on the date of this Lease for property assigned to the class of property specified in the Equipment Schedule pertaining thereto; "Lessor" shall be deemed to include the consolidated Federal taxpayer group of which Lessor is a member; and "Tax Indemnification Payment" shall mean such amount as, after consideration of (A) all taxes required to be paid by Lessor in respect of the receipt thereof under the laws of any governmental or taxing authority in the United States, and (B) the amount of any interest or penalty which may be payable by Lessor in connection with the Loss, shall be required to cause Lessor's after-tax net return (the "Net Return") to be equal to, but no greater than, the Net Return computed consistently with current tax laws (and with the assumption that Lessor is taxed at the highest marginal Federal and state tax rates) as of the date of this Lease that would have been available to Lessor had the Loss not occurred.

           (3) Lessor promptly shall notify Lessee in writing of such Loss and Lessee shall pay to Lessor the Tax Indemnification Payment within thirty (30) days of such notice. For these purposes, a Loss shall occur upon the earliest of: (i) the happening of any event (such as disposition or change in use of any item of the Equipment) which will cause such Loss; (ii) the payment by Lessor to the Internal Revenue Service or state taxing authority of the tax increase (including an increase in estimated taxes) resulting from such Loss; (iii) the date on which the Loss is realized by Lessor; or (iv) the adjustment of the tax return of Lessor to reflect such Loss.

    15. DEFAULT. (a) A default shall be deemed to have occurred hereunder and under an Equipment Schedule upon the occurrence of any of the following (each, an "Event of Default"): (1) Lessee shall fail to make any payment of Rent hereunder or under an Equipment Schedule as and when the same shall have become due and such failure shall continue unremedied for a period of two (2) business days; or (2) Lessee shall fail to obtain and maintain the insurance required herein; or (3) Lessee shall make or permit any unauthorized Lien against this Lease, and Equipment Schedule, the Equipment, or any interest therein not otherwise permitted under the Lease Documents and such Lien shall continue in effect for a period of fifteen (15) days after written notice thereof to Lessee by Lessor; or (4) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under any Lease Document and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof to Lessee by Lessor (provided, however, that if such failure is capable of being remedied but cannot be remedied within such thirty (30) day period, then Lessee shall have an additional period of sixty (60) days within which to complete such remedy if Lessee commences such remedy during the original thirty (30) day period and diligently pursues such remedy during the extended period); or (5) Lessee shall (i) admit in writing its inability to pay its debts generally as they become due; or (ii) take action for the purpose of invoking the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Lessee or its property, and any such petition filed against Lessee is not dismissed within sixty (60) days; or (6) Lessee shall make or permit any unauthorized assignment or transfer of, this Lease, an Equipment Schedule, the Equipment, or any interest therein not otherwise permitted under the Lease Documents; or (7) any certificate, statement, representation or warranty (other than as set forth in Section 14(b)) contained herein or furnished with respect hereto by or on behalf of Lessee proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or Claim against Lessee required by GAAP to have been disclosed; or
(8) Lessee shall be in default under any (i) loan, lease, guaranty, installment sale or other financing agreement or contract, of which Lessor, or any of its affiliates, is a party or beneficiary (other than that certain Credit Agreement dated as of March 29, 2001, among Lessee, certain of its subsidiaries, as Guarantors, various lenders and Bank of America, N.A., as Administrative Agent; the "Credit Agreement"), or (ii) material obligation (that is, for an amount in excess of $5,000,000.00) for the payment of borrowed money, for the deferred purchase price of property or under any lease agreement evidencing any such material obligation, and such default shall have been declared, or (iii) an Event of Default (as defined in the Credit Agreement) shall have occurred under the Credit Agreement as in effect as of the date of execution hereof; or (9) Lessee shall have terminated its existence as a corporation, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless:
(i) such person executes and delivers to Lessor an agreement satisfactory in form and substance to Lessor, in its reasonable discretion, containing such person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, all of Lessee's obligations having previously arisen, or then or thereafter arising, under any and all of the Lease Documents; and (ii) if the Event occurs with respect to Caraustar Industries, Inc., Lessor is reasonably satisfied as to the creditworthiness of such person, and as to such person's conformance to the other standard criteria then used by Lessor for such purposes; or (10) an event described in clause (i), (ii) or (iii) below shall have occurred: (i) during any period of twelve (12) consecutive months, individuals who at the beginning of such period constituted the board of directors of Caraustar Industries, Inc. (together with any new directors whose election by such board or whose nomination for election by the shareholders of Caraustar Industries, Inc. was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) and who were entitled to vote on such matters, cease for any reason to constitute a majority of the board of directors of Caraustar Industries, Inc. then in office,
(ii) any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than twenty-five percent (25%) of the common stock or twenty-five percent (25%) of the voting power of Caraustar Industries, Inc. entitled to vote in the election of members of the board of directors of Caraustar Industries, Inc., or (iii) there shall have occurred under any indenture or other instrument evidencing any Debt (as defined in the Credit Agreement) in excess of $5,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating Caraustar Industries, Inc. to repurchase, redeem or repay all or any part of the Debt provided for therein.
(b) The occurrence of an Event of Default with respect to any Equipment Schedule shall, at the sole discretion of Lessor, constitute an Event of Default with respect to any or all Equipment Schedules to which it is then a party. Notwithstanding anything set forth herein, Lessor may exercise all rights and remedies hereunder independently with respect to each Equipment Schedule.

    16. REMEDIES. Upon the occurrence of any Event of Default, Lessor may, at its option, without election of remedies, declare this Lease and any Equipment Schedule to be in default. At any time after the occurrence and during the continuance of an Event of Default, or at any time after the Lessor shall have declared this Lease and an Equipment Schedule to be in default, Lessor may, in addition to any other remedies provided herein or by applicable law, exercise one or more of the following remedies as Lessor in its sole discretion shall elect:

       (a) Require Lessee to assemble any or all of the Equipment at the location to which the Equipment was delivered or the location to which such Equipment may have been moved by Lessee or such other location in reasonable proximity to either of the foregoing as Lessor shall designate; and/or to return promptly, at Lessee's expense, any or all of the Equipment to Lessor at the location, in the condition and otherwise in accordance with all of the terms of
Section 13
hereof; and/or take possession of and render unusable by Lessee any or all of the Equipment, wherever it may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession (other than to premises) (any such taking of possession shall constitute an automatic cancellation of the Equipment Schedule pertaining thereto, as it applies to those items taken without further notice, and such taking of possession shall not prohibit Lessor from exercising its other remedies hereunder).

       (b) Sell, re-lease or otherwise dispose of any or all of the Equipment, whether or not in Lessor's possession, in a commercially reasonable manner at public or private sale with notice to Lessee (the parties agreeing that ten (10) days' prior written notice shall constitute adequate notice of such sale), with the right of Lessor to purchase and apply the net proceeds of such disposition, after deducting all costs incurred by Lessor in connection with such Event of Default and all costs of such sale, re-lease or other disposition (including but not limited to costs of transportation, possession, storage, refurbishing, advertising and brokers' fees), to the obligations of Lessee pursuant to this sub-part (b), with Lessee remaining liable for any deficiency and with any excess being retained by Lessor; or retain any or all of the Equipment in full or partial satisfaction, as the case may be, with Lessee remaining liable for any deficiency; and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes as follows:

           (1) if Lessor elects to dispose of the Equipment under an Equipment Schedule pursuant to a lease which is substantially similar to this Lease and such Equipment Schedule: an amount equal to the sum of (A) any accrued and unpaid Rent and other sums then due under this Lease and such Equipment Schedule as of the date of commencement (the "Commencement Date") of the term of the new lease, and (B) (i) the present value as of the Commencement Date of the total Rent for the then remaining term of such Equipment Schedule, minus (ii) the present value as of the Commencement Date of the Rent under the new lease applicable to that period of the new lease term which is comparable to the then remaining term of such Equipment Schedule, and (C) any incidental damages allowed under Article 2A, less expenses saved by Lessor in consequence of the Event of Default ("Incidental Damages");

           (2) if Lessor elects to retain the Equipment or to dispose of the Equipment under an Equipment Schedule by sale, by re-lease (pursuant to a lease which is not substantially similar to this Lease and such Equipment Schedule), or otherwise: an amount equal to the sum of (A) any accrued and unpaid Rent and other sums then due as of the date Lessor repossesses the Equipment or such earlier date as Lessee tenders possession of the Equipment to Lessor, (B) (i) the present value as of the date determined under clause (A) of the total Rent for the then remaining term of such Equipment Schedule, minus (ii) the present value, as of that certain date which may be determined by taking a reasonable opportunity to repossess and remarket the Equipment, of the "market rent" (as computed pursuant to Article 2A) at the place where the Equipment was located on that date, computed for the same lease term, and (C) any Incidental Damages (provided, however, that if the measure of damages provided is inadequate to put Lessor in as good a position as performance would have, the damages shall be the present value of the profit, including reasonable overhead, Lessor would have made from full performance by Lessee, together with any Incidental Damages allowed under Article 2A, due allowance for costs reasonably incurred and due credit for payments or proceeds of disposition);

           (3) if, with respect to an Equipment Schedule, Lessor has not repossessed the Equipment, or if Lessor has repossessed the Equipment or Lessee has tendered possession of the Equipment to Lessor and Lessor is unable after reasonable effort to dispose of the Equipment at a reasonable price or the circumstances reasonably indicate that such an effort will be unavailing: an amount equal to the sum of (A) accrued and unpaid Rent and other sums then due as of the date of entry of judgment in favor of Lessor, (B) the present value as of the date determined under clause (A) of the Rent for the then remaining term of such Equipment Schedule, and (C) any Incidental Damages. Lessor may dispose of the Equipment at any time before collection of a judgment for damages. If the disposition is before the end of the remaining term of such Equipment Schedule, Lessor's recovery against Lessee for damages will be governed by sub-part (b)(1) or (2) (as applicable), and Lessor will cause an appropriate credit to be provided against any judgment for damages to the extent that the amount of the judgment exceeds the applicable recovery pursuant to sub-part (b)(1) or (2).

       Notwithstanding anything to the contrary set forth in this Section 16(b), in addition to the liquidated damages specified in sub-parts (1) and (2) hereof, Lessee shall also pay to Lessor all reasonable legal fees and other expenses incurred by reason of any Event of Default or the exercise of Lessor's remedies, including all reasonable expenses incurred in connection with the return of any Equipment in accordance with the terms of Section 13 hereof or in placing such Equipment in the condition required by said Section, and all pre-judgment and post-judgment enforcement-related activities.

       (c) In lieu of the damages specified in sub-part (b), with respect to each applicable Equipment Schedule, Lessor may recover from Lessee, as liquidated damages for loss of a bargain and not as a penalty, an amount calculated as the sum of: (1) the greater of either (A) the Stipulated Loss Value of the Equipment (determined as of the next date on which a payment is or would have been due after the occurrence of the subject Event of Default), together with all other sums due under such Equipment Schedule as of such determination date, or (B) all sums due and to become due under such Equipment Schedule for the full term thereof (including any tax indemnities becoming due as a result of the Event of Default, and any mandatory purchase or renewal options which Lessee has contracted to pay) (provided that all sums becoming due after the occurrence of such Event of Default shall be discounted to present value as of the date of payment by Lessee) plus Lessor's estimated residual interest in the Equipment; plus (2) the amount of all commercially reasonable costs and expenses incurred by Lessor in connection with repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment, including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from the Event of Default; minus (3) if Lessor has repossessed the Equipment, the amount calculated pursuant to clause (B) (ii) of sub-part (b)(1) or (2) (as applicable).

       (d) Cancel such Equipment Schedule as to any or all of the Equipment.

       (e) Proceed by appropriate court action, either at law or in equity (including an action for specific performance), to enforce performance by Lessee or to recover damages associated with such Event of Default; or exercise any other right or remedy available to Lessor at law or in equity.

        With respect to any exercise by Lessor of its right to recover and/or dispose of any Equipment or other collateral securing Lessee's obligations under any Equipment Schedule (if applicable), Lessee acknowledges and agrees as follows: (i) Lessor shall have no obligation, subject to the requirements of commercial reasonableness, to clean up or otherwise prepare the Equipment or any other collateral for disposition, (ii) Lessor may comply with the requirements of any applicable law in connection with any disposition of the Equipment or other collateral, and any actions taken in connection therewith shall not be deemed to have adversely affected the commercial reasonableness of any disposition of such Equipment and/or other collateral. Lessee acknowledges that if Lessor purchases any of the Equipment or other collateral upon sale pursuant to the exercise of its remedies hereunder, Lessor may pay for the same by crediting some or all of Lessee's obligations hereunder or under any Equipment Schedule.

       All amounts to be present valued shall be discounted at five (5) percent per annum. Unless otherwise provided above, a cancellation of any Equipment Schedule shall occur only upon written notice by Lessor to Lessee and only with respect to such items of the Equipment as Lessor specifically elects to cancel in such notice. Except as to such items of the Equipment with respect to which there is a cancellation, this Lease and the Equipment Schedules not so cancelled shall remain in full force and effect and Lessee shall be and remain liable for the full performance of all its obligations hereunder and thereunder. Lessee shall be liable for all reasonable legal fees and other expenses incurred by reason of any Default or Event of Default or the exercise of Lessor's rights or remedies, including all expenses incurred in connection with the return of any Equipment in accordance with the terms of Section 13 hereof and this Section or in placing such Equipment in the condition required by said Sections, and all other pre-judgment and post-judgment enforcement related actions taken by Lessor, and/or any actions taken by Lessor in any bankruptcy case involving Lessee, the Equipment or any other collateral. Lessee shall also be liable for Late Charges which shall accrue and be payable with respect to all amounts becoming due pursuant to this Section from and after the due date therefor until payment of the full amount thereof is made. No right or remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time. The failure of Lessor to exercise the rights granted hereunder upon any Event of Default by Lessee shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Event of Default. In no event shall the execution of an Equipment Schedule constitute a waiver by Lessor of any pre-existing Event of Default in the performance of the terms and conditions hereof.

    17. ASSIGNMENT. (a) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (WHICH SHALL NOT UNREASONABLY BE WITHHELD), LESSEE WILL NOT ASSIGN, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR UNDER ANY EQUIPMENT SCHEDULE, OR ITS LEASEHOLD INTEREST, SUBLET THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANYONE BUT LESSEE. No assignment or sublease, whether authorized in this Section or in violation of the terms hereof, shall relieve Lessee of its obligations, and Lessee shall remain primarily liable, hereunder and under each Equipment Schedule. (b) Lessor may assign any or all of its rights, obligations, title and interest hereunder, or the right to enter into any Equipment Schedule, or may resell (through syndication, assignment, participation or placement) an interest in any or all of the Equipment, this Lease or any Equipment Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Equipment Schedule to the "Lessor" named therein; provided, however, if Lessee receives written notice of an assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Equipment Schedule to such assignee or as instructed by Lessor and such assignee. Each Equipment Schedule, incorporating by reference the terms and conditions of this Lease, constitutes a separate instrument of lease, and the "Lessor" named therein or its assignee shall have all rights as "Lessor" thereunder separately exercisable by such named Lessor or assignee as the case may be, exclusively and independently of Lessor or any assignee with respect to other Equipment Schedules executed pursuant hereto. Lessee agrees to confirm in writing receipt of any notice of assignment, syndication, participation or placement, as reasonably may be requested by Lessor or any such assignee or participant (collectively, the "Assignee"). Lessee hereby waives and agrees not to assert against any such Assignee any defense, setoff, recoupment, claim or counterclaim which Lessee has or may at any time hereafter have against Lessor or any person other than such Assignee. Lessee will provide reasonable assistance to Lessor in whatever manner necessary in order to permit Lessor to complete any resale, syndication, assignment, participation or placement of the transaction contemplated by this Lease. Lessee agrees that any such assignment shall not materially change Lessee's duties or obligations under the Lease or any Equipment Schedule or materially increase Lessee's risks or burdens. Upon such assignment and except as may otherwise be provided therein all references in this Lease to Lessor shall include such Assignee. (c) Subject always to the foregoing, this Lease and each Equipment Schedule inure to the benefit of, and are binding upon, the successors and assigns of the parties hereto and thereto, as the case may be (and, without limiting the foregoing, shall bind all persons who become bound as a "new debtor" to this Lease and any Equipment Schedule, as set forth in UCC Section 9-203(e)).

    18. OPTION TO PURCHASE.

       (a) Provided that Lessor has not then declared this Lease and any Equipment Schedule to be in default, Lessee shall have the option to purchase, on the Early Termination Date specified in the Equipment Schedule, all but not less than all of the Equipment upon the following terms and conditions: If Lessee desires to exercise this option it shall give Lessor written notice of its election to purchase at least thirty (30) days and not more than ninety (90) days before the Early Termination Date with respect to the first Equipment Schedule to be executed under this Lease. Such election shall be effective with respect to all Equipment leased under all Equipment Schedules. On the Early Termination Date with respect to each Equipment Schedule, Lessee shall pay to Lessor in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to that percentage as is specified on the Equipment Schedule of the original Total Invoice Cost of the Equipment (as specified on the Equipment Schedule), together with all taxes and charges upon sale. Lessor and Lessee agree that the purchase price represents a reasonable prediction of the Fair Market Value of the Equipment at the time the option is exercisable.

       (b) Provided that Lessor has not then declared this Lease and any Equipment Schedule to be in default, Lessee shall have the option to purchase, upon the expiration of the term of this Lease, or of any subsequent renewal term, if applicable, all but not less than all of the Equipment as to which the Base Lease Commencement Date is the same (the "Designated Equipment Group"), upon the following terms and conditions: If Lessee desires to exercise this option it shall give Lessor written notice of its intention to exercise this option to purchase at least two hundred forty (240) days before expiration of the term of this Lease with respect to the Designated Equipment Group. Thereafter, Lessee shall engage in negotiations with Lessor to determine the purchase price for the Designated Equipment Group. Not less than one hundred eighty (180) days before expiration of the term of this Lease with respect to the Designated Equipment Group, Lessee shall give Lessor written notice of its election to purchase on the terms mutually agreed upon during negotiations. Such election shall be effective with respect to all Equipment comprising the Designated Equipment Group. Thereupon, at the expiration of the term of this Lease with respect to the Designated Equipment Group, Lessee shall pay to Lessor in cash the purchase price for the Designated Equipment Group so purchased, determined as hereinafter provided. The purchase price of the Designated Equipment Group shall be an amount equal to its then Fair Market Value, together with all taxes and charges upon sale.

       (c) For purposes of this Section, "Fair Market Value" shall be deemed to be an amount equal to the sale price of the Equipment, as installed and in use, obtainable in an arms' length transaction between a willing and informed buyer and a willing and informed seller under no compulsion to sell (and assuming that, as of the date of determination, the Equipment is in at least the condition required by Section 13 and Rider No. 2 of this Lease). If the parties are unable to agree on the Fair Market Value of the Equipment, then the appraisal procedure set forth in Section A hereof shall be followed. Notwithstanding any election of Lessee to purchase, the provisions of this Lease shall continue in full force and effect until the passage of ownership of the Equipment upon the date of purchase. On the date of purchase, Lessor shall deliver to Lessee a bill of sale transferring and assigning to Lessee without recourse or warranty, except (with respect to the status of title conveyed and the absence of Liens resulting from claims against Lessor) in respect of Lessor's acts, all of Lessor's right, title and interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment or any other matters.

    19. MISCELLANEOUS. (a) This Lease, the Riders annexed hereto and each Equipment Schedule, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be rescinded, amended or modified in any manner except by a document in writing executed by both parties. (b) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (c) The representations, warranties and covenants of Lessee herein shall be deemed to be continuing and to survive the execution and delivery of this Lease, each Equipment Schedule and any other Lease Documents. Each execution by Lessee of an Equipment Schedule shall be deemed a reaffirmation and warranty that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. With respect to each Equipment Schedule, the obligations of Lessee under Sections 9, 13 and 14 hereof, together with any of Lessee's obligations under the other provisions of this Lease (as incorporated therein) which have accrued but not been fully satisfied, performed or complied with prior to the cancellation or expiration of such Equipment Schedule, shall survive the cancellation or expiration thereof to the extent necessary for the full and complete performance of such obligations. (d) Lessor represents and covenants to Lessee that Lessor has full authority to enter into this Lease and any other Lease Documents to which it may become a party, and so long as no Default or Event of Default occurs with respect to an Equipment Schedule, neither Lessor nor any person authorized by Lessor shall interfere with Lessee's right to peaceably and quietly possess and use the Equipment during the term thereof, subject to the terms and provisions hereof. (e) Lessee agrees to pay on demand all reasonable costs and expenses incurred by Lessor and any assignee in connection with the preparation, execution, delivery, filing, recording and administration of any of the Lease Documents, including (without limitation) the reasonable fees and expenses of counsel for Lessor and any assignee, due diligence, appraisals, lien searches, UCC and/or real property waiver filing fees, and field audits; and all costs and expenses, if any, in connection with the enforcement of any of the Lease Documents. (f) If Lessor is required by the terms hereof to pay to or for the benefit of Lessee any amount received as a refund of an Imposition or as insurance proceeds, and a Default or Event of Default has then occurred and is continuing, Lessor shall not be required to pay such amount unless and until any such Default shall have been cured or any such Event of Default shall have been waived by Lessor. In addition, if Lessor is required by the terms hereof to cooperate with Lessee in connection with certain matters, such cooperation shall not be required if a Default or Event of Default has then occurred and is continuing. (g) If Lessee fails to perform any of its obligations hereunder with respect to an Equipment Schedule, Lessor shall have the right upon prior notice to Lessee, but shall not be obligated, to effect such performance, and the amount of any out of pocket and other reasonable expenses of Lessor incurred in connection with such performance, together with interest thereon at the Late Charge Rate, shall be payable by Lessee upon demand. Lessor's effecting such compliance shall not be a waiver of Lessee's default. (h) Lessee irrevocably authorizes Lessor to file any UCC statements, and Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to execute, endorse and deliver any UCC statements and any documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required by the provisions of Section 11 hereof, but only to the extent that the same relates to the Equipment. (i) LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE. LESSEE AUTHORIZES LESSOR TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING ANY SUCH CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND THE PARTIES HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LESSOR AND LESSEE FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. (j) All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt. (k) This Lease and all of the other Lease Documents shall not be effective unless and until accepted by execution by an officer of Lessor at the address as set forth below the signature of Lessor. THIS LEASE AND ALL OF THE OTHER LEASE DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (THE "STATE") (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in any state or Federal court in the State, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinbelow set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State. (l) This Lease and all of the other Lease Documents may be executed in any number of counterparts and by different parties hereto or thereto on separate counterparts, each of which, when so executed or authenticated and delivered, shall be an original, but all such counterparts shall together consist of but one and the same instrument; provided, however, that to the extent that this Lease and/or the Equipment Schedule would constitute chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest herein or therein may be created through the transfer or possession or control, as applicable, of this Lease in and of itself without the transfer or possession of the original of such Equipment Schedule and incorporating the Lease by reference; and no security interest in this Lease and an Equipment Schedule may be created by the transfer or possession of any counterpart of such Equipment Schedule other than the original thereof, which shall be identified as the document or record (as applicable) marked "Original" and all other counterparts shall be marked "Duplicate".

    20. DEFINITIONS AND RULES OF CONSTRUCTION. (a) The following terms when used in this Lease or in any of the Equipment Schedules have the following meanings:
(1) "applicable law" or "law": any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any governmental authority; (2) "business day": any day, other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the State; (3) "UCC": the Uniform Commercial Code as in effect in the State or in any other applicable jurisdiction; and any reference to an article or section thereof shall mean the corresponding article or section (however termed) of any such other applicable version of the UCC; (4) "governmental authority": any federal, state, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court, in each case, whether domestic or foreign; and (5) "person": any individual, corporation, partnership, joint venture, or other legal entity or a governmental authority, whether employed, hired, affiliated, owned, contracted with, or otherwise related or unrelated to Lessee or Lessor. (b) The following terms when used herein or in any of the Equipment Schedules shall be construed as follows: "herein," "hereof," "hereunder," etc.: in, of, under, etc. this Lease or such other Lease Document in which such term appears (and not merely in, of, under, etc. the section or provision where the reference occurs); "including": containing, embracing or involving all of the enumerated items, but not limited to such items unless such term is followed by the words "and limited to," or similar words; and "or": at least one, but not necessarily only one, of the alternatives enumerated. Any defined term used in the singular preceded by "any" indicates any number of the members of the relevant class. Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time. Any reference to Lessor or Lessee shall include their permitted successors and assigns. Any reference to a law shall also mean such law as amended, superseded or replaced from time to time. Unless otherwise expressly provided herein to the contrary, all actions that Lessee takes or is required to take under any Lease Document shall be taken at Lessee's sole cost and expense, and all such costs and expenses shall constitute Claims and be covered by Section 14 hereof. To the extent Lessor is required to give its consent or approval with respect to any matter, the reasonableness of Lessor's withholding of such consent shall be determined based on the then existing circumstances; provided, that Lessor's withholding of its consent shall be deemed reasonable for all purposes (i) if the taking of the action that is the subject of such request, might result (in Lessor's reasonable discretion), in
(A) an impairment of Lessor's rights, title or interests hereunder or under any Equipment Schedule or other Lease Document, or to the Equipment, or (B) expose Lessor to any Claims, or (ii) to the extent Lessee fails to provide promptly to Lessor any filings, certificates, opinions or indemnities reasonably specified by Lessor to Lessee in writing.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Agreement to be duly executed as of the day and year first above set forth.

BANC OF AMERICA LEASING &       CARAUSTAR INDUSTRIES, INC.
CAPITAL, LLC                    Lessee
Lessor


By: /s/ MICHAEL T. SPIVA        By: /s/ H. LEE THRASH, III
    -----------------------         --------------------------------------------
Name: Michael T. Spiva          Name: H. Lee Thrash, III
     ----------------------           ------------------------------------------
Title: Vice President           Title: Vice President Planning & Development and
      ---------------------            Chief Financial Officer
                                       -----------------------------------------

2059 Northlake Parkway          3100 Joe Jerkins Boulevard
Tucker, Georgia 30084           P.O. Box 115
Facsimile: 770-270-8638         Austell, Georgia  30106-3227
                                Facsimile: 770-732-3401
                                State of Incorporation: North Carolina
                                Federal Employer Identification No.: 58-1388387
                                Organizational No.: 0021912

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                                     RIDER NO. 1


To and part of Master Lease Agreement dated as of the 30th day of September, 2002 (the "Lease") between BANC OF AMERICA LEASING & CAPITAL, LLC, its successors and assigns ("Lessor"), and CARAUSTAR INDUSTRIES, INC., its successors and permitted assigns ("Lessee").

ADDITIONAL ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

1.  As used herein, the following terms shall have the following meaning:

    (a) "Adverse Environmental Condition": shall mean (i) the existence or the continuation of the existence, of an Environmental Contamination (including, without limitation, a sudden or non-sudden accidental or non-accidental Environmental Contamination), of, or exposure to, any substance, chemical, material, pollutant, Hazardous Substance, odor or audible noise or other release or emission in, into or onto the environment (including without limitation, the air, ground, water or any surface) at, in, by, from or related to any Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of any Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

    (b) "Affiliate" shall mean, with respect to any given Person, any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

    (c) "Environmental Claim" shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any Person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment or other adverse affects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

    (d) "Environmental Contamination" shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

    (e) "Environmental Law" shall mean any present or future federal, foreign, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 1361 et seq.), the Occupational Safety and Health Act (19 U.S.C.
         Section 651 et seq.), the Noise Control Act of 1972 (42 U.S.C. Section 4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C.
         Section 2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto, and any analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

    (f) "Environmental Loss" shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs (voluntarily or involuntarily incurred) and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

    (g) "Hazardous Substances" shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by-products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. Section 172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

    (h) "Person" shall mean any individual, partnership, corporation, trust, unincorporated organization, government or department or agency thereof and any other entity

2. Lessee hereby represents, warrants and covenants that: (a) throughout the term of the Lease it will use the Equipment so as to comply in all material respects with all Environmental Laws; (b) as of the date hereof, and as of the date of execution of each Equipment Schedule, except as have been previously disclosed in writing by Lessee to Lessor, there are no reportable quantities of Hazardous Substances generated, treated, handled, stored, transported, discharged, emitted, released or otherwise disposed of in connection with Lessee's use of the Equipment; and (c) Lessee has, and throughout the term of the Lease will continue to have, in full force and effect all Federal, state and material local licenses, permits, orders and approvals required to operate the Equipment in compliance with all applicable Environmental Laws.

3. Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor's agents, Lessee shall return such Equipment free from all Hazardous Substances (except as permitted by Lessor) and otherwise fully in compliance with all applicable Environmental Laws.

4. The provisions of this Rider shall survive any expiration or termination of the Lease.


BANC OF AMERICA LEASING & CAPITAL, LLC         CARAUSTAR INDUSTRIES, INC.
Lessor                                         Lessee


By: /s MICHAEL T. SPIVA                        By: /s/ H. LEE THRASH
   -----------------------------------            ------------------------------

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                                     RIDER NO. 2


To and part of Master Lease Agreement dated as of the 30th day of September, 2002 (the "Lease") between BANC OF AMERICA LEASING & CAPITAL, LLC, its successors and assigns ("Lessor"), and CARAUSTAR INDUSTRIES, INC., its successors and permitted assigns ("Lessee").

ADDITIONAL MAINTENANCE AND RETURN CONDITIONS.

In addition to the maintenance and return conditions set forth in the Lease, the Equipment also shall be subject to the following conditions. Lessee shall solely bear any expense incurred as may be required to maintain the Equipment to meet the minimum required return conditions detailed below:

1. Lessee will at all times use each item of Equipment for the purpose for which it was originally designed and at the rated capacities as specified by the original manufacturer.

2. Lessee agrees to lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer. Written records of the lubrication service should be kept, dated, and signed by the appropriate authority.

3. No alterations or modification can be made to the Equipment without written approval, in advance, by Lessor. No components, tools or attachments are to be removed or separated from the Equipment.

4. Lessee must keep all maintenance and repair records, and they shall be available to Lessor upon return of the equipment.

5. At the time of return, each item of Equipment and all of its components must function properly, operate at its maximum designed lifting and operating capacity and length reach as specified by the manufacturer.

6. As specified by the manufacturer, wheels/tires shall have remaining life as follows: 75% of new at 12 months; 70% of new at 24 months; 60% of new at 36 months; and 50% of new at 48-60 months.

7. Lift truck bodies will be free of dings (or cracks on fiberglass covers) or damages over $50, normal wear and tear excepted. Sheet metal must be complete.

8. All forks are to be returned straight. Any attachments (side shifters, clamps, etc.), if applicable, shall be returned in good working condition with no damage. Upright rails shall not show excessive wear or be bowed (scored) from overloading. There shall be no welds on forks, upright rails, carriage or chain mounts. Carriage shall be free of bends and the rollers and roller mount pins shall not be missing or broken. Chains will be stretched.

9. At time of return, each item of Equipment must be operational and be able to perform to its required tasks effectively without repair or overhaul, complete with no missing components or attachments and clean with all boots, guards and seals, fully functional and rust free.

10. Batteries for any electric forklift will be able to hold a four-hour charge with no dead cells or cracked cases, and with all wires intact. All battery cells shall have a specific gravity reading of 1.275 or higher.

11.     All batteries for control memories must be fully charged.

12. Chargers for any electric forklift shall be in good operating condition, including timer and/or electronic control panels and sheet metal case intact. All wires and plugs should be intact and free of corrosion with no exposed cable.

13.     All tooling and documentation must be present and available.

14.     Gauges must work properly as originally designed and intended.

15. Transmissions and clutches will function properly with no slipping or grabbing, and all speed ranges must operate properly. No front or rear seal leaks. Radiator and/or cooling systems will be free from leaks, punctures or holes and be able to maintain the Equipment in normal operating temperature range. Hydraulic, oil or cooling lines will be free of leaks or cuts and be able to operate at rated capacities.

16. Dismantling and handling is to be done per the original manufacturers specifications, or normal industry accepted practices for new machines must be followed. Any transportation devices, such as metal skids, lifting slings, brackets, etc. that were with the Equipment when originally delivered must be used.

17. There shall be no axle end or axle to transmission leaks. Axles must not be bent or cracked, and shall not have welds.

18. Blocking of sliding members, securing of swinging doors, pendants, and other swinging components, wrapping, boxing, handling, and labeling of all components and documents must be done in a conscientious and meticulous manner to facilitate efficient reinstallation of the Equipment.

19. All process fluids are to be removed from the Equipment and disposed of in accordance with prevailing waste disposal laws and regulations. Sumps and tanks must be clean and dry. At no time are materials that would be considered "hazardous waste" by any regulatory authority to be shipped with the Equipment.

20. All internal fluids such as lube oil and hydraulic oil are to be filled to operating levels. Filler caps are to be secured and disconnected and hoses are to be sealed to avoid spillage.

21. All lock keys are to be wired together and secured to any major external component of the Equipment.

22. Both wheel and hand brakes must hold with equal brake stopping force as specified by manufacturer.

23. Engine must not smoke or have any blow-by. Compression must be 85-90% of new and remain even across all cylinders. No rod or main bearing noises. No front or rear main seal leaks.

24. Lessee shall permit the free storage of the Equipment for a period not to exceed 180 days following termination of the Lease. Such free storage will commence only when each item of Equipment is in the condition specified during this storage period. Lessee shall prepare and load the item of Equipment at the site of use, pursuant to the reasonable instructions of Lessor, and ship to a location within the continental United States as designated by Lessor.

25. Lessor has the right to attempt resale or auction of the Equipment from Lessee's facilities with Lessee's full cooperation and assistance for a period of 180 days from lease expiration. Lessee agrees to reimburse Lessor for the reasonable costs and expenses of such sale or auction. During this period, the Equipment must remain operational with Lessee providing adequate electrical power, lighting, heat, water and compressed air necessary to maintain and demonstrate the Equipment to any potential buyer.

BANC OF AMERICA LEASING & CAPITAL, LLC         CARAUSTAR INDUSTRIES, INC.
Lessor                                         Lessee


By: /s MICHAEL T. SPIVA                        By: /s/ H. LEE THRASH
   -----------------------------------            ------------------------------

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                                     RIDER NO. 3


To and part of Master Lease Agreement dated as of the 30th day of September, 2002 (the "Lease") between BANC OF AMERICA LEASING & CAPITAL, LLC, its successors and assigns ("Lessor"), and CARAUSTAR INDUSTRIES, INC., its successors and permitted assigns ("Lessee").

    JOINT AND SEVERAL OBLIGATIONS. The obligations of Caraustar Industries, Inc., and its wholly-owned subsidiary which executes an individual Equipment Schedule are joint and several with respect to such Equipment Schedule. Solely to the extent this Lease is incorporated by reference in such Equipment Schedule, each reference in this Lease to the term "Lessee" shall be deemed to refer to each of Caraustar Industries, Inc. and such subsidiary having executed such Equipment Schedule; each representation and warranty made by Lessee shall be deemed to have been made by each such party; each covenant and undertaking on the part of Lessee shall be deemed individually applicable with respect to each such party; and each event constituting an Event of Default under this Lease shall be determined with respect to each such party. A separate action or actions may be brought and prosecuted against any such party whether an action is brought against any other party or whether any other party is joined in any such action or actions. Each such party waives any right to require Lessor to:
(a) proceed against any other party; (b) proceed against or exhaust any security held from any other party; or (c) pursue any other remedy in Lessor's power whatsoever. Notices hereunder required to be provided to Lessee shall be effective if provided to any such party. Any consent on the part of Lessee hereunder shall be effective when provided by any such party and Lessor shall be entitled to rely upon any notice or consent given by any such party as being notice or consent given by Lessee hereunder.

    In the event any obligation of Lessee under this Lease is deemed to be an agreement by any individual Lessee to answer for the debt or default of another individual Lessee (including each other) or as a hypothecation of property as security therefor, each Lessee represents and warrants that: (x) no representation has been made to it as to the creditworthiness of any other obligor, and (y) it has established adequate means of obtaining from each other obligor on a continuing basis, financial or other information pertaining to each other obligor's financial condition. Each Lessee expressly waives diligence, demand, presentment, protest and notice of every kind and nature whatsoever, consents to the taking by Lessor of any additional security for the obligations secured hereby, or the alteration or release in any manner of any security now or hereafter held in connection with any obligations now or hereafter secured by this Lease, and consents that Lessor and any obligor may deal with each other in connection with said obligations or otherwise, or alter any contracts now or hereafter existing between them, in any manner whatsoever, including without limitation the renewal, extension, acceleration, changes in time for payment, and increases or decreases in any rent, rate of interest or other amounts owing, all without in any way altering the liability of each Lessee, or affecting any security for such obligations. Should any default be made in the payment of any such obligations or in the terms or conditions of any security held, Lessor is hereby expressly given the right, at its option, to proceed in the enforcement of this Lease independently of any other remedy or security it may at any time hold in connection with such obligations secured and it shall not be necessary for Lessor to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce its rights against any Lessee. Each Lessee further waives any right of subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid to Lessor by any Lessee.

BANC OF AMERICA LEASING & CAPITAL, LLC         CARAUSTAR INDUSTRIES, INC.
Lessor                                         Lessee


By: /s/ MICHAEL T. SPIVA                       By: /s/ H. LEE THRASH
   -----------------------------------            ------------------------------

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                        EQUIPMENT SCHEDULE NO. 1


executed pursuant to that certain Master Lease Agreement dated as of September 30, 2002 (the "Lease"; which is incorporated herein by reference, between Banc of America Leasing & Capital, LLC ("Lessor") and Caraustar Industries, Inc. ("Caraustar")). This Equipment Schedule, incorporating by reference the terms and conditions of the Lease, constitutes a separate instrument of lease between Lessor, as lessor, and Caraustar and the entity executing this Equipment Schedule ("Co-Lessee"), as co-lessees, jointly and severally.

    1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

                        TOTAL INVOICE COST: $5,617,000.00

    2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

        A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for seventy-two (72) months after the first day of October, 2002 (the "Base Lease Commencement Date").

    3. RENT. From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $84,346.78, computed as 1.501634% of the Total Invoice Cost specified above. Rent payments shall be made, in arrears, on the first day of the month for each month during the term of this Lease. Interim rent shall be due Lessor for each day in the interim term, beginning on the date of acceptance of this Equipment Schedule and continuing through and including the day preceding the Base Lease Commencement Date (the "Interim Term"). Interim rent is due at a rate of $2,811.34, which is equal to the daily equivalent of the monthly rent ("Interim Rent").

    4. LESSEE'S CONFIRMATION; REPRESENTATIONS AND COVENANTS. Lessee hereby confirms, represents and covenants to Lessor that: (a) the Equipment: (1) was duly delivered to Lessee at the location specified in Section 5 hereof; (2) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (3) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided (the foregoing warranties are made solely to Lessor for purposes of the Lease and shall not be deemed to constitute a release of or limitation upon any claim that Lessee may have against any vendor or seller of the Equipment or any other person); and (b) the name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number specified below the signature of Co-Lessee are true and correct, and the address stated below the signature of Co-Lessee is the chief place of business and chief executive office of Co-Lessee; and (c) Co-Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, jurisdiction of organization, or address of the chief executive office, of Co-Lessee.

    5. LOCATION OF EQUIPMENT. The location of the Equipment is specified on the Schedule of Equipment attached hereto.

    6. LATE CHARGE RATE. The Late Charge Rate shall be eighteen (18) percent per annum of the amount in arrears for the period such amount remains unpaid (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

    7. SCHEDULE OF STIPULATED LOSS VALUES. The Schedule of Stipulated Loss Values attached hereto is incorporated herein by reference, and shall be applicable solely to the Equipment described in this Equipment Schedule.

    8. RECOVERY PROPERTY CLASS. The class of property to which the Equipment is assigned (as referenced in Section 14(b)(2) of the Lease) is 7-year property.

    9. PUBLIC LIABILITY INSURANCE. The amount of public liability insurance referenced in Section 11 of the Lease is $10,000,000.00.

    10. SPECIAL PURCHASE OPTION. The Early Termination Date referenced in
Section 19(a) of the Lease is that date which is sixty (60) months after the Base Lease Commencement Date. The Early Termination Percentage referenced in
Section 19(a) of the Lease is $1,856,483.33 (computed as 33.051154%).

DATE OF EXECUTION: September ___, 2002

BANC OF AMERICA LEASING &            CARAUSTAR MILL GROUP, INC.
CAPITAL, LLC                         Co-Lessee
Lessor


By: /s/ Michael T. Spiva             By: /s/ H. Lee Thrash, III
   ----------------------------         ----------------------------------------


                                 3100 Joe Jerkins Boulevard
                                 Austell, Georgia  30106
                                 Facsimile: 770-732-3401
                                 State of Incorporation: Ohio
                                 Federal Employer Identification No.: 58-2260608 Organizational No.: 0594704

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                           SCHEDULE OF EQUIPMENT


Lessee: CARAUSTAR INDUSTRIES, INC. and CARAUSTAR MILL GROUP, INC.

Approved by _________________________________    Page No. 1 of 2 total pages
            (Lessee to initial each page)

Attached to Equipment Schedule No. 1             Equipment located at:
                                                 _______________________________
                                                 Street No.
                                                 _______________________________
                                                 City    County   State ZIP Code


---------------------------------------------------------------------------------------------------------------
LONG ASSET DESCRIPTION                 LOCATION              MANUFACTURER    MODEL     SERIAL         COST
                                                                                NO.       NO.
---------------------------------------------------------------------------------------------------------------
CLEANING SYSTEM                        Cedartown Paperboard  Johnson            24      JS-2563        202,000
SBR SYSTEM                             Cedartown Paperboard                                            112,000
DRYER EXHAUST SYSTEM                   Cedartown Paperboard                                             34,000
PRESS ROLL                             Cedartown Paperboard                                             21,000
DSM SCREEN                             Cedartown Paperboard                                             14,000
PRIMARY PRESS ROLL                     Cedartown Paperboard                                             14,000
---------------------------------------------------------------------------------------------------------------
REWINDER SLITTER SECTION               Lafayette Paperboard                                            530,000
#4 MACH MIAMI HPLI PRESS               Lafayette Paperboard  Miami                                     636,000
CLEANING EQUIPMENT                     Lafayette Paperboard  Bird               400                    359,000
BEATER ROOM CLEANING SYSTEM            Lafayette Paperboard                                            160,000
PAPER MACHINE CRANES                   Lafayette Paperboard                                             74,000
CORE CUTTER                            Lafayette Paperboard                                             37,000
INGERSOLL RAND EPI25 AC                Lafayette Paperboard  Ingersoll Rand    EP125                    59,000
PRESSURE SCREEN                        Lafayette Paperboard  Bird               200                     72,000
CHEST AGITATOR                         Lafayette Paperboard                                             53,000
WET CALENDAR STACK                     Lafayette Paperboard                                             33,000
WATER SOFTNER-GREENSAND                Lafayette Paperboard                                             21,000
6-AGITATORS                            Lafayette Paperboard                                              7,000
CORE CUTTER MODEL 10/120               Lafayette Paperboard                   10/120                    11,000
---------------------------------------------------------------------------------------------------------------
FC FORMER                              Tacoma Paperboard                                               388,000
SLITTER SYSTEM                         Tacoma Paperboard                                               465,000
PULPER MIXED 14FT "D" CORD             Tacoma Paperboard                                               383,000
#10 VAT WET/DRY                        Tacoma Paperboard                                               289,000
SUCTION DRUM                           Tacoma Paperboard                                               208,000
FILLER PULPER - 14FT. VOLKS ROTOR AT   Tacoma Paperboard                                               272,000
FILLER PULPER
LINER PULPER 14 FT VOLKS ROT           Tacoma Paperboard                                               151,000
SCAVENGER JUNKER CONTINUOUS            Tacoma Paperboard                                               118,000
EIGHT VAT                              Tacoma Paperboard                                               169,000
SPREADER ROLL TABLE                    Tacoma Paperboard                                                73,000
REJECT PRESS - RAYFO RAM ST            Tacoma Paperboard                                                63,000
THERMOCOMPRESSORS                      Tacoma Paperboard                                                72,000
AIR COMPRESSO-KAESER-DS200             Tacoma Paperboard     Kaeser            DS200                    60,000

LINER MACHINE CHEST                    Tacoma Paperboard                                                53,000
FRAME TOP FELT & SUCTION DR            Tacoma Paperboard                                                45,000
HIGH DENSITY CLEANERS (4)              Tacoma Paperboard                                                48,000
SCAVENGER JUNKER                       Tacoma Paperboard                                                79,000
FILLER MACHINE CHEST                   Tacoma Paperboard                                                36,000
FILLER BEATER CHEST AGITATOR           Tacoma Paperboard                                                33,000
FILLER DUMP CHEST                      Tacoma Paperboard                                                26,000
STRETCH WRAPPER                        Tacoma Paperboard                                                25,000
SCREENS #9 & 10 VAT                    Tacoma Paperboard                                                19,000
FILLER SCREENING SYSTEM                Tacoma Paperboard                                                39,000
EIGHTH VAT                             Tacoma Paperboard                                                24,000
AIR DRYER KAESER-KEP-700               Tacoma Paperboard                                                13,000
Air Compressor                         Tacoma Paperboard                                                 7,000
FILLER MACHINE CHEST                   Tacoma Paperboard                                                 4,000
DSM TANK                               Tacoma Paperboard                                                 3,000
FILLER MACHINE CHEST                   Tacoma Paperboard                                                 3,000
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $5,617,000

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                              SCHEDULE OF STIPULATED LOSS VALUES


INCORPORATED IN AND MADE A PART OF EQUIPMENT SCHEDULE NO. 1 BETWEEN BANC OF AMERICA LEASING & CAPITAL, LLC ("LESSOR") AND CARAUSTAR INDUSTRIES, INC. and CARAUSTAR MILL GROUP, INC. ("LESSEE").

            Rental             Percent of         Rental          Percent of
            Payment           Total Invoice       Payment       Total Invoice
            Number                Cost            Number             Cost
            -------           -------------       -------       --------------
                0              103.47569242          37            63.24239189
                1              102.52167657          38            62.02501489
                2              101.56147699          39            60.80210052
                3              100.59285802          40            59.57297932
                4               99.61519058          41            58.33670920
                5               98.63125643          42            57.09481888
                6               97.63879883          43            55.84667170
                7               96.63722992          44            54.59130886
                8               95.62931044          45            53.32870505
                9               94.61501810          46            52.06126477
               10               93.59305753          47            50.78828787
               11               92.56277354          48            49.51042902
               12               91.52475120          49            48.22700608
               13               90.47836310          50            46.93624372
               14               89.42546717          51            45.64052143
               15               88.36473376          52            44.33918797
               16               87.29557473          53            43.03045226
               17               86.21982799          54            41.71667780
               18               85.13614356          55            40.39724459
               19               84.04397302          56            39.07034563
               20               82.94513403          57            37.73595472
               21               81.83960321          58            36.39641259
               22               80.72776654          59            35.05114378
               23               79.60891321          60            33.70067605
               24               78.48369562          61            32.34445284
               25               77.35142610          62            30.98063481
               26               76.21234745          63            29.61153652
               27               75.06681587          64            28.23663366
               28               73.91417880          65            26.85407043
               29               72.75466116          66            25.46614476
               30               71.58860096          67            24.07236488
               31               70.41538117          68            22.67085841
               32               69.23520859          69            21.26159825
               33               68.04805883          70            20.00000000
               34               66.85550424          71            20.00000000
               35               65.65682284          72            20.00000000
               36               64.45268604

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                        EQUIPMENT SCHEDULE NO. 2


executed pursuant to that certain Master Lease Agreement dated as of September 30, 2002 (the "Lease"; which is incorporated herein by reference, between Banc of America Leasing & Capital, LLC ("Lessor") and Caraustar Industries, Inc. ("Caraustar")). This Equipment Schedule, incorporating by reference the terms and conditions of the Lease, constitutes a separate instrument of lease between Lessor, as lessor, and Caraustar and the entity executing this Equipment Schedule ("Co-Lessee"), as co-lessees, jointly and severally.

    1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

                        TOTAL INVOICE COST: $1,661,000.00

    2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

        A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for seventy-two (72) months after the first day of October, 2002 (the "Base Lease Commencement Date").

    3. RENT. From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be $24,942.15, computed as 1.501634% of the Total Invoice Cost specified above. Rent payments shall be made, in arrears, on the first day of the month for each month during the term of this Lease. Interim rent shall be due Lessor for each day in the interim term, beginning on the date of acceptance of this Equipment Schedule and continuing through and including the day preceding the Base Lease Commencement Date (the "Interim Term"). Interim rent is due at a rate of $831.18, which is equal to the daily equivalent of the monthly rent ("Interim Rent").

    4. LESSEE'S CONFIRMATION; REPRESENTATIONS AND COVENANTS. Lessee hereby confirms, represents and covenants to Lessor that: (a) the Equipment: (1) was duly delivered to Lessee at the location specified in Section 5 hereof; (2) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (3) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided (the foregoing warranties are made solely to Lessor for purposes of the Lease and shall not be deemed to constitute a release of or limitation upon any claim that Lessee may have against any vendor or seller of the Equipment or any other person); and (b) the name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number specified below the signature of Co-Lessee are true and correct, and the address stated below the signature of Co-Lessee is the chief place of business and chief executive office of Co-Lessee; and (c) Co-Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, jurisdiction of organization, or address of the chief executive office, of Co-Lessee.

    5. LOCATION OF EQUIPMENT. The location of the Equipment is specified on the Schedule of Equipment attached hereto.

    6. LATE CHARGE RATE. The Late Charge Rate shall be eighteen (18) percent per annum of the amount in arrears for the period such amount remains unpaid (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

    7. SCHEDULE OF STIPULATED LOSS VALUES. The Schedule of Stipulated Loss Values attached hereto is incorporated herein by reference, and shall be applicable solely to the Equipment described in this Equipment Schedule.

    8. RECOVERY PROPERTY CLASS. The class of property to which the Equipment is assigned (as referenced in Section 14(b)(2) of the Lease) is 7-year property.

    9. PUBLIC LIABILITY INSURANCE. The amount of public liability insurance referenced in Section 11 of the Lease is $10,000,000.00.

    10. SPECIAL PURCHASE OPTION. The Early Termination Date referenced in
Section 19(a) of the Lease is that date which is sixty (60) months after the Base Lease Commencement Date. The Early Termination Percentage referenced in
Section 19(a) of the Lease is $548,979.67 (computed as 33.051154%).

DATE OF EXECUTION: September ___, 2002

BANC OF AMERICA LEASING &            CARAUSTAR INDUSTRIAL AND CONSUMER
CAPITAL, LLC                         PRODUCTS GROUP, INC.
Lessor                               Co-Lessee


By: /s/ Michael T. Spiva             By: /s/ H. Lee Thrash, III
   ----------------------------         ----------------------------------------


                                 2031 Carolina Place
                                 Fort Mill, South Carolina 29708
                                 Facsimile: 770-732-3401
                                 State of Incorporation: Delaware
                                 Federal Employer Identification No.: 58-2260608 Organizational No.: 2244600

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                           SCHEDULE OF EQUIPMENT


Lessee: CARAUSTAR INDUSTRIES, INC. and CARAUSTAR INDUSTRIAL AND CONSUMER
        PRODUCTS GROUP, INC.

Approved by _______________________________      Page No. 1 of 2 total pages
            (Lessee to initial each page)

Attached to Equipment Schedule No. 2             Equipment located at:
                                                 _______________________________
                                                 Street No.
                                                 _______________________________
                                                 City    County   State ZIP Code


---------------------------------------------------------------------------------------------------------------
LONG ASSET DESCRIPTION            LOCATION        MANUFACTURER         MODEL NO.      SERIAL NO.      COST
---------------------------------------------------------------------------------------------------------------
PACO WINDER & GLUE POT            Beardstown Tube Paco                    MW 8        A2230-383         69,000
SPACK 25-400 PROGRAMMABLE         Beardstown Tube Spack                  25-400          1062           70,000
CORE CUTTER
HOGGER/BALER                      Beardstown Tube Soco/Blo Opco         4F7-5036       10937694         68,000
GLUE POT                          Beardstown Tube Spirotech                                             28,000
LINEAL CONTROL SPIRAL SAW         Beardstown Tube Paco                    CS16                          17,000
HYDRAULIC WINDER                  Beardstown Tube                                                       16,000
40HP GARDNER D AIR COMPRESSOR     Beardstown Tube Gardner Denver                                         9,000
STRETCH WRAP MACHINE              Beardstown Tube                                                        8,000
---------------------------------------------------------------------------------------------------------------
PACO EHR65 AUTO MATIC TUBE        Crossett Tube   Paco                   EHR 65        A2314-38        143,000
RECUTTER

HOGGER/BALER                      Crossett Tube   Selco/Blo Apco     HS12XHDM3044/   30947745/831267   119,000
                                                                        4FT-5036
SPACK IN-LINE BALDE CUTTER        Crossett Tube   Spack                  25-400          1063           82,000
TYPE 25-400
SLITTER                           Crossett Tube                                                         63,000
CREEL                             Crossett Tube   Custom Built                                          41,000
AIR COMPRESSOR                    Crossett Tube                                                         24,000
GLUE TANK                         Crossett Tube                                                         18,000
LARGE DIAMETER TUBE SPLITTER      Crossett Tube   Custom Built                                          20,000
C S-16 CUT-OFF SAW                Crossett Tube   Paco                    CS16         1596-477         14,000
CUT-OFF SAW MSB                   Crossett Tube   Paco                    MS8          628-173           9,000
100 HP DRIVE #428 SLITTER         Crossett Tube                                                         10,000
STRETCH WRAP MACHINE #901854      Crossett Tube   Wulfter                WHP150        02005534          8,000
STRETCH WRAP MACHINE              Crossett Tube                                                          7,000
---------------------------------------------------------------------------------------------------------------
Core Cutter                       Houston Tube    Appleton                P600          022396          31,000
P-600 MENASHA CORE CUTTER         Houston Tube    Appleton                P600          072492          26,000
APPLETON

P-600 MENASHA CORE CUTTER         Houston Tube    Appleton                P600                          26,000
APPLETON

CORETECH CM16 CORE CUTTER         Houston Tube    Coretech                CM16          12080           23,000
SELCO VNF BALER LH W/66" LONG     Houston Tube    Selco                               109966939         19,000
STROKE

Core Cutter                       Houston Tube    Southern     Tool       100             53            15,000
                                                  Company

Core Cutter                       Houston Tube    Southern     Tool       100             54            15,000
                                                  Company

Pneumatic Crimpers                Houston Tube    Lar Machinerie        L-1597-S         1313            9,000
CRIMPER - HOUSTON                 Houston Tube                                                           9,000
AIR COMPRESSOR                    Houston Tube    Gardner Denver                                         7,000
Dust Collector                    Houston Tube    Airepros               W2015        92-4-3214          8,000
Dust Collector                    Houston Tube    Airepros               W2015                           8,000
---------------------------------------------------------------------------------------------------------------
PROGRAMMABLE SPACKLINER           Mobile Tube     Spack System           30-400          1051           82,000
HOGGER/BALER                      Mobile Tube                                                          101,000
Spackliner                        Mobile Tube                                                           63,000
HORIZONTAL BALER                  Mobile Tube                                                           61,000
HIGH TECH GLUE TANK               Mobile Tube                                                           19,000
---------------------------------------------------------------------------------------------------------------
SPACKCUTTER                       Vacaville Tube                                                        68,000
PACK INDUSTRIES SN 4030111        Vacaville Tube                                       4030111          63,000
PACO AUTO. CORE CUTTER &          Vacaville Tube  Paco                                                  66,000
CONVEYOR LINE
PACO AUTO CORE CUTT               Vacaville Tube  Paco                                                  28,000
KANE CUTTER SAW                   Vacaville Tube  Kane                                                  27,000
DODGE CORE CUTTER                 Vacaville Tube  Dodge                                                  9,000
DODGE CORE CUTTER                 Vacaville Tube  Dodge                                                 10,000
GARDNER DENVER 50 HP COMPRESSOR   Vacaville Tube  Gardner Denver                                        10,000
MAREN 2060 HIGH DENSITY           Vacaville Tube  Maren                   2060                           8,000
AUTOMATIC BALER
LANTECH STRETCH WRAP MACHINE      Vacaville Tube  Lantech                                                7,000
---------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               $1,661,000

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                              SCHEDULE OF STIPULATED LOSS VALUES


INCORPORATED IN AND MADE A PART OF EQUIPMENT SCHEDULE NO. 2 BETWEEN BANC OF AMERICA LEASING & CAPITAL, LLC ("LESSOR") AND CARAUSTAR INDUSTRIES, INC. and CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC. ("LESSEE").

            Rental             Percent of         Rental          Percent of
            Payment           Total Invoice       Payment       Total Invoice
            Number                Cost            Number             Cost
            -------           -------------       -------       --------------
                0              103.47569242          37            63.24239189
                1              102.52167657          38            62.02501489
                2              101.56147699          39            60.80210052
                3              100.59285802          40            59.57297932
                4               99.61519058          41            58.33670920
                5               98.63125643          42            57.09481888
                6               97.63879883          43            55.84667170
                7               96.63722992          44            54.59130886
                8               95.62931044          45            53.32870505
                9               94.61501810          46            52.06126477
               10               93.59305753          47            50.78828787
               11               92.56277354          48            49.51042902
               12               91.52475120          49            48.22700608
               13               90.47836310          50            46.93624372
               14               89.42546717          51            45.64052143
               15               88.36473376          52            44.33918797
               16               87.29557473          53            43.03045226
               17               86.21982799          54            41.71667780
               18               85.13614356          55            40.39724459
               19               84.04397302          56            39.07034563
               20               82.94513403          57            37.73595472
               21               81.83960321          58            36.39641259
               22               80.72776654          59            35.05114378
               23               79.60891321          60            33.70067605
               24               78.48369562          61            32.34445284
               25               77.35142610          62            30.98063481
               26               76.21234745          63            29.61153652
               27               75.06681587          64            28.23663366
               28               73.91417880          65            26.85407043
               29               72.75466116          66            25.46614476
               30               71.58860096          67            24.07236488
               31               70.41538117          68            22.67085841
               32               69.23520859          69            21.26159825
               33               68.04805883          70            20.00000000
               34               66.85550424          71            20.00000000
               35               65.65682284          72            20.00000000
               36               64.45268604

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                        EQUIPMENT SCHEDULE NO. 3

executed pursuant to that certain Master Lease Agreement dated as of September 30, 2002 (the "Lease"; which is incorporated herein by reference, between Banc of America Leasing & Capital, LLC ("Lessor") and Caraustar Industries, Inc. ("Caraustar")). This Equipment Schedule, incorporating by reference the terms and conditions of the Lease, constitutes a separate instrument of lease between Lessor, as lessor, and Caraustar and the entity executing this Equipment Schedule ("Co-Lessee"), as co-lessees, jointly and severally.

    1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

                        TOTAL INVOICE COST: $3,127,000.00

    2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

        A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for seventy-two (72) months after the first day of October, 2002 (the "Base Lease Commencement Date").

    3. RENT. From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be paid in advance as follows: the first months payment in the amount of $1,147,329.20 and seventy-one
(71) remaining monthly payments at $29,518.51. Rent payments shall be made, in advance, on the first day of the month for each month during the term of this Lease.

    4. LESSEE'S CONFIRMATION; REPRESENTATIONS AND COVENANTS. Lessee hereby confirms, represents and covenants to Lessor that: (a) the Equipment: (1) was duly delivered to Lessee at the location specified in Section 5 hereof; (2) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (3) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided (the foregoing warranties are made solely to Lessor for purposes of the Lease and shall not be deemed to constitute a release of or limitation upon any claim that Lessee may have against any vendor or seller of the Equipment or any other person); and (b) the name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number specified below the signature of Co-Lessee are true and correct, and the address stated below the signature of Co-Lessee is the chief place of business and chief executive office of Co-Lessee; and (c) Co-Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, jurisdiction of organization, or address of the chief executive office, of Co-Lessee.

    5. LOCATION OF EQUIPMENT. The location of the Equipment is specified on the Schedule of Equipment attached hereto.

    6. LATE CHARGE RATE. The Late Charge Rate shall be eighteen (18) percent per annum of the amount in arrears for the period such amount remains unpaid (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

    7. SCHEDULE OF STIPULATED LOSS VALUES. The Schedule of Stipulated Loss Values attached hereto is incorporated herein by reference, and shall be applicable solely to the Equipment described in this Equipment Schedule.

    8. RECOVERY PROPERTY CLASS. The class of property to which the Equipment is assigned (as referenced in Section 14(b)(2) of the Lease) is 7-year property.

    9. PUBLIC LIABILITY INSURANCE. The amount of public liability insurance referenced in Section 11 of the Lease is $10,000,000.00.

    10. SPECIAL PURCHASE OPTION. The Early Termination Date referenced in
Section 19(a) of the Lease is that date which is sixty (60) months after the Base Lease Commencement Date. The Early Termination amount referenced in Section 19(a) of the Lease is $786,749.94.

DATE OF EXECUTION: September ___, 2002

BANC OF AMERICA LEASING &            CARAUSTAR MILL GROUP, INC.
CAPITAL, LLC                         Co-Lessee
Lessor


By: /s/ Michael T. Spiva             By: /s/ H. Lee Thrash, III
   ----------------------------         ----------------------------------------


                                 3100 Joe Jerkins Boulevard
                                 Austell, Georgia  30106
                                 Facsimile: 770-732-3401
                                 State of Incorporation: Ohio
                                 Federal Employer Identification No.: 58-2260608 Organizational No.: 0594704

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                           SCHEDULE OF EQUIPMENT


Lessee: CARAUSTAR INDUSTRIES, INC. and CARAUSTAR MILL GROUP, INC.

Approved by _______________________________      Page No. 1 of 1 total pages
            (Lessee to initial each page)

Attached to Equipment Schedule No. 3             Equipment located at:
                                                 _______________________________
                                                 Street No.
                                                 _______________________________
                                                 City    County   State ZIP Code


LONG ASSET DESCRIPTION     LOCATION                   MANUFACTURER       MODEL NO.   SERIAL NO.    FAIR MARKET VALUE
123 PARTITION ASSEMBLE     Flemington Partition       Milwaukee           123-40       022701                139,000
HIGH SPEED STRIPPER        Flemington Partition                                                               69,000
HUNT CORR ASSEM #D-122     Flemington Partition                                                               50,000
HUNT CARDBD ASSEM          Flemington Partition                                                               45,000
HUNT CDBD ASSEM #2841057   Flemington Partition                                                               45,000
HUNT CDBD ASSEM F-130      Flemington Partition                                                               45,000
HUNT CDBD ASSEM F-142      Flemington Partition                                                               45,000
HUNT CDBD ASSEM F-146      Flemington Partition                                                               45,000
SIGNODE STRAPPERS          Flemington Partition       Signode             SP714B                              28,000
AIR COMPRESSOR             Flemington Partition                                                               23,000
PETERS HS CUTTER           Flemington Partition       Peters                                                  19,000
PETERS HS CUTTER           Flemington Partition       Peters                                                  19,000
SEYBOLD OVERCUTTER #2132   Flemington Partition                                                                7,000
20" SLOTTER #20-505        Flemington Partition                                                                3,000
20" SLOTTER #20-523        Flemington Partition                                                                3,000
USED STRIPPER              Flemington Partition                                                                3,000
PETER HS                   Flemington Partition       Peters                                                   2,000

Q STACK - MACHINE COSTS    Litchfield Partition                                                              705,000
DIE CUTTER #4              Litchfield Partition                                                              452,000
#3 DIE CUTTER              Litchfield Partition                                                              342,000
#2 DIECUTTER               Litchfield Partition                                                              260,000
DIE CUTTER                 Litchfield Partition                                                              244,000
ROLL UNWIND STAND          Litchfield Partition                                                               91,000
HIGH SPEED STRIPPER        Litchfield Partition                                                               69,000
91 TWO OUT                 Litchfield Partition                                                               51,000
HUNT CDBD ASSEM F-152      Litchfield Partition                                                               45,000
QSTACK GLUE GUN            Litchfield Partition                                                               22,000
QSTACK FRICTION EDGE       Litchfield Partition                                                               17,000
ROLL STAND #3 STRIPPER     Litchfield Partition                                                               15,000
NEW AIR COMPRESSOR         Litchfield Partition                                                               14,000
STRETCH WRAPPER            Litchfield Partition                                                               10,000

GANDRIA AUTOMATIC          Covington Partition        ABC               Gandria 130    32.058                174,000
BOARD CUTTING LINE
SIGNODE SURETYER           Covington Partition        Signode            SureTyer       575                   14,000
LANTECH STRECH WRAPPER     Covington Partition        Lantech              Q-300      QM005788                 7,000
INTERNATIONAL BALE         Covington Partition        Int'l Baler Corp.                                        5,000
CORP BALER

TOTAL                                                                                                     $3,127,000

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                              SCHEDULE OF STIPULATED LOSS VALUES


INCORPORATED IN AND MADE A PART OF EQUIPMENT SCHEDULE NO. 3 BETWEEN BANC OF AMERICA LEASING & CAPITAL, LLC ("LESSOR") AND CARAUSTAR INDUSTRIES, INC. and CARAUSTAR MILL GROUP, INC. ("LESSEE").

              Rental             Percent of          Rental        Percent of
              Payment           Total Invoice        Payment      Total Invoice
              Number                Cost             Number           Cost
              -------           -------------        -------      -------------
                0               103.50600700            37         63.38429499
                1               103.07549176            38         62.15947076
                2               102.10417090            39         60.93003745
                3               101.11742105            40         59.69350653
                4               100.12441877            41         58.44985326
                5               99.12514225             42         57.19905284
                6               98.11956967             43         55.94522654
                7               97.10452814             44         54.68421765
                8               96.08313563             45         53.42014733
                9               95.05221909             46         52.14885875
                10              94.01489627             47         50.87032677
                11              92.97114489             48         49.58867233
                12              91.91779159             49         48.29973840
                13              90.85795389             50         47.00349963
                14              89.79160921             51         45.70407671
                15              88.71558394             52         44.39731243
                16              87.63299530             53         43.08318120
                17              86.54382044             54         41.76165738
                18              85.44803643             55         40.43686137
                19              84.34574965             56         39.10463561
                20              83.23680804             57         37.76910040
                21              82.12131784             58         36.42609804
                22              80.99912683             59         35.07560254
                23              79.87021169             60         33.72173394
                24              78.73467838             61         32.36033436
                25              77.59237447             62         30.99137757
                26              76.44327638             63         29.61898338
                27              75.28748984             64         28.23899370
                28              74.12486216             65         26.85138205
                29              72.95536951             66         25.45612191
                30              71.77898799             67         24.06019039
                31              70.59816611             68         22.65658139
                32              69.41041590             69         22.00000000
                33              68.21818573             70         22.00000000
                34              67.01898750             71         22.00000000
                35              65.81279695             72         20.00000000
                36              64.60206222

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                        EQUIPMENT SCHEDULE NO. 4


executed pursuant to that certain Master Lease Agreement dated as of September 30, 2002 (the "Lease"; which is incorporated herein by reference, between Banc of America Leasing & Capital, LLC ("Lessor") and Caraustar Industries, Inc. ("Caraustar")). This Equipment Schedule, incorporating by reference the terms and conditions of the Lease, constitutes a separate instrument of lease between Lessor, as lessor, and Caraustar and the entity executing this Equipment Schedule ("Co-Lessee"), as co-lessees, jointly and severally.

    1. EQUIPMENT. The Equipment leased hereunder shall be as set forth in the schedule attached hereto.

                         TOTAL INVOICE COST: $427,000.00

    2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Lease.

        A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for seventy-two (72) months after the first day of October, 2002 (the "Base Lease Commencement Date").

    3. RENT. From and after the Base Lease Commencement Date, the monthly rent for said Equipment during the term of this Lease shall be paid in advance as follows: the first months payment in the amount of $156,670.80 and seventy-one
(71) remaining monthly payments at $4,030.83. Rent payments shall be made, in advance, on the first day of the month for each month during the term of this Lease.

    4. LESSEE'S CONFIRMATION; REPRESENTATIONS AND COVENANTS. Lessee hereby confirms, represents and covenants to Lessor that: (a) the Equipment: (1) was duly delivered to Lessee at the location specified in Section 5 hereof; (2) has been received, inspected and determined to be in compliance with all applicable specifications and that the Equipment is hereby accepted for all purposes of the Lease; and (3) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided (the foregoing warranties are made solely to Lessor for purposes of the Lease and shall not be deemed to constitute a release of or limitation upon any claim that Lessee may have against any vendor or seller of the Equipment or any other person); and (b) the name, jurisdiction of organization, Federal Employer Identification Number and Organizational Number specified below the signature of Co-Lessee are true and correct, and the address stated below the signature of Co-Lessee is the chief place of business and chief executive office of Co-Lessee; and (c) Co-Lessee shall provide written notice to Lessor not less than thirty (30) days prior to any contemplated change in the name, jurisdiction of organization, or address of the chief executive office, of Co-Lessee.

    5. LOCATION OF EQUIPMENT. The location of the Equipment is specified on the Schedule of Equipment attached hereto.

    6. LATE CHARGE RATE. The Late Charge Rate shall be eighteen (18) percent per annum of the amount in arrears for the period such amount remains unpaid (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law).

    7. SCHEDULE OF STIPULATED LOSS VALUES. The Schedule of Stipulated Loss Values attached hereto is incorporated herein by reference, and shall be applicable solely to the Equipment described in this Equipment Schedule.

    8. RECOVERY PROPERTY CLASS. The class of property to which the Equipment is assigned (as referenced in Section 14(b)(2) of the Lease) is 7-year property.

    9. PUBLIC LIABILITY INSURANCE. The amount of public liability insurance referenced in Section 11 of the Lease is $10,000,000.00.

    10. SPECIAL PURCHASE OPTION. The Early Termination Date referenced in
Section 19(a) of the Lease is that date which is sixty (60) months after the Base Lease Commencement Date. The Early Termination amount referenced in Section 19(a) of the Lease is $107,432.75.

DATE OF EXECUTION: September ___, 2002

BANC OF AMERICA LEASING &            CARAUSTAR INDUSTRIAL AND CONSUMER
CAPITAL, LLC                         PRODUCTS GROUP, INC.
Lessor                               Co-Lessee


By: /s/ Michael T. Spiva             By: /s/ H. Lee Thrash, III
   ----------------------------         ----------------------------------------


                                 2031 Carolina Place
                                 Fort Mill, South Carolina 29708
                                 Facsimile: 770-732-3401
                                 State of Incorporation: Delaware
                                 Federal Employer Identification No.: 58-2260608 Organizational No.: 2244600

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                                           SCHEDULE OF EQUIPMENT


Lessee: CARAUSTAR INDUSTRIES, INC. and CARAUSTAR INDUSTRIAL AND CONSUMER
        PRODUCTS GROUP, INC.

Approved by _______________________________      Page No. 1 of 1 total pages
            (Lessee to initial each page)

Attached to Equipment Schedule No. 4             Equipment located at:
                                                 _______________________________
                                                 Street No.
                                                 _______________________________
                                                 City    County   State ZIP Code


LONG ASSET DESCRIPTION            LOCATION       MANUFACTURER           MODEL     SERIAL          FAIR MARKET
                                                                          NO.       NO.              VALUE
                                                                                                   IN-PLACE
-------------------------------------------------------------------------------------------------------------
BERLIN CORE CUTTING & CAPPING     Lufkin Tube    Berlin Foundry &                 CS-1322            373,000
MACHINE                                          Machine Co.
MANUAL CORE SAW BERLIN & DUST     Lufkin Tube    Berlin Foundry &                                     30,000
COLLECTION                                       Machine Co.
AIR COMPRESSOR PSI                Lufkin Tube    Gardner Denver        EBH99D13   S065539             24,000

TOTAL                                                                                               $427,000

BANC OF AMERICA LEASING & CAPITAL, LLC

--------------------------------------------------------------------------------


                                              SCHEDULE OF STIPULATED LOSS VALUES


INCORPORATED IN AND MADE A PART OF EQUIPMENT SCHEDULE NO. 4 BETWEEN BANC OF AMERICA LEASING & CAPITAL, LLC ("LESSOR") AND CARAUSTAR INDUSTRIES, INC. and CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC. ("LESSEE").

              Rental          Percent of           Rental         Percent of
              Payment        Total Invoice         Payment       Total Invoice
              Number             Cost              Number            Cost
              -------        -------------         -------       -------------
                0            103.50600700             37           63.38429499
                1            103.07549176             38           62.15947076
                2            102.10417090             39           60.93003745
                3            101.11742105             40           59.69350653
                4            100.12441877             41           58.44985326
                5            99.12514225              42           57.19905284
                6            98.11956967              43           55.94522654
                7            97.10452814              44           54.68421765
                8            96.08313563              45           53.42014733
                9            95.05221909              46           52.14885875
                10           94.01489627              47           50.87032677
                11           92.97114489              48           49.58867233
                12           91.91779159              49           48.29973840
                13           90.85795389              50           47.00349963
                14           89.79160921              51           45.70407671
                15           88.71558394              52           44.39731243
                16           87.63299530              53           43.08318120
                17           86.54382044              54           41.76165738
                18           85.44803643              55           40.43686137
                19           84.34574965              56           39.10463561
                20           83.23680804              57           37.76910040
                21           82.12131784              58           36.42609804
                22           80.99912683              59           35.07560254
                23           79.87021169              60           33.72173394
                24           78.73467838              61           32.36033436
                25           77.59237447              62           30.99137757
                26           76.44327638              63           29.61898338
                27           75.28748984              64           28.23899370
                28           74.12486216              65           26.85138205
                29           72.95536951              66           25.45612191
                30           71.77898799              67           24.06019039
                31           70.59816611              68           22.65658139
                32           69.41041590              69           22.00000000
                33           68.21818573              70           22.00000000
                34           67.01898750              71           22.00000000
                35           65.81279695              72           20.00000000
                36           64.60206222